Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of EquiTrust Life Variable Account

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account), as of December 31, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1998.

Des Moines, Iowa

April 24, 2024

Appendix:

Subaccounts comprising EquiTrust Life Variable Account

Subaccounts

Product A & B

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

LVIP JPMorgan Mid Cap Value Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Standard

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product C

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Small Cap Value Fund - Class 2

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

EquiTrust Life Variable Account
Statements of Assets and Liabilities
December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A & B
American Century VP Capital Appreciation Fund	$312,601	$312,601	$312,601	$312,391	21,983.21	6,353.46
American Century VP Inflation Protection Bond Fund	21,546	21,546	21,546	23,549	2,294.62	1,466.72
American Century VP Mid Cap Value Fund	8,779	8,779	8,779	8,927	451.58	231.13
American Century VP Ultra® Fund	335,899	335,899	335,899	248,771	13,095.46	5,497.94
American Century VP Value Fund	156,768	156,768	156,768	140,241	12,860.35	5,179.38
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	130,149	130,149	130,149	108,443	2,953.24	3,522.61
BNY Mellon VIF Appreciation Portfolio - Initial Shares	700,817	700,817	700,817	736,213	20,011.91	13,333.79
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	223,162	223,162	223,162	204,306	6,904.77	5,319.13
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	434,362	434,362	434,362	463,479	10,359.22	12,310.60
Calvert VP NASDAQ-100 Index Portfolio	623,833	623,833	623,833	287,427	4,357.29	6,718.85
Calvert VP Russell 2000® Small Cap Index Portfolio	200,994	200,994	200,994	192,258	2,519.98	4,514.70
Calvert VP S&P MidCap 400 Index Portfolio	187,077	187,077	187,077	167,547	1,564.19	3,088.63
Federated Hermes Government Money Fund II - Service Shares	285,389	285,389	285,389	285,389	285,389.38	29,175.39
Federated Hermes Managed Volatility Fund II - Primary Shares	682,705	682,705	682,705	755,681	75,687.92	36,627.72
Federated Hermes Quality Bond Fund II - Primary Shares	775,486	775,486	775,486	830,230	76,477.89	63,484.44
Fidelity® VIP Contrafund® Portfolio - Initial Class	892,512	892,512	892,512	689,698	18,353.11	12,449.31
Fidelity® VIP Growth & Income Portfolio - Initial Class	294,904	294,904	294,904	233,783	10,906.22	6,619.32
Fidelity® VIP Growth Portfolio - Initial Class	473,842	473,842	473,842	393,879	5,089.60	7,708.72
Fidelity® VIP High Income Portfolio - Service Class 2	423,919	423,919	423,919	487,451	96,785.11	14,677.07
Fidelity® VIP Index 500 Portfolio - Initial Class	720,436	720,436	720,436	388,350	1,560.10	13,917.98
Fidelity® VIP Mid Cap Portfolio - Service Class 2	520,740	520,740	520,740	502,209	15,011.23	7,864.04
Fidelity® VIP Overseas Portfolio - Initial Class	192,649	192,649	192,649	165,005	7,461.22	6,465.15
Franklin Global Real Estate VIP Fund - Class 2	214,466	214,466	214,466	247,559	17,088.90	10,589.39
Franklin Mutual Shares VIP Fund - Class 2	203,664	203,664	203,664	219,996	13,285.33	6,630.46
Franklin Small Cap Value VIP Fund - Class 2	294,815	294,815	294,815	311,725	22,216.66	5,349.20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	225,614	225,614	225,614	257,396	16,937.97	5,279.85
Franklin U.S. Government Securities VIP Fund - Class 2	328,877	328,877	328,877	376,409	31,744.91	23,337.04
Templeton Growth VIP Fund - Class 2	135,948	135,948	135,948	129,730	11,338.47	5,730.52
LVIP JPMorgan Mid Cap Value Fund - Standard	412,334	412,334	412,334	420,451	40,532.24	6,290.20
LVIP JPMorgan Small Cap Core Fund - Standard	177,074	177,074	177,074	184,018	8,921.07	3,844.80
T. Rowe Price All-Cap Opportunities Portfolio	441,362	441,362	441,362	421,958	12,830.30	6,065.73
T. Rowe Price Equity Income Portfolio	502,765	502,765	502,765	496,040	18,111.14	11,127.92

See accompanying notes, including note 6 which includes per unit information.

EquiTrust Life Variable Account
Statements of Assets and Liabilities (continued)
December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
T. Rowe Price Mid-Cap Growth Portfolio	$317,166	$317,166	$317,166	$301,957	10,895.44	3,114.97
T. Rowe Price Moderate Allocation Portfolio	574,955	574,955	574,955	582,262	28,719.01	14,130.53
T. Rowe Price International Stock Portfolio	409,008	409,008	409,008	407,025	27,249.01	18,548.78
Product C
Calvert VP EAFE International Index Portfolio - Class F	$7,815	$7,815	$7,815	$7,382	82.61	752.41
Calvert VP NASDAQ-100 Index Portfolio	11,317	11,317	11,317	7,875	79.04	433.16
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,442	2,442	2,442	2,361	30.97	74.91
Calvert VP S&P MidCap 400 Index Portfolio - Class F	118,596	118,596	118,596	109,389	993.85	5,209.69
Columbia VP Small Cap Value Fund - Class 2	72,892	72,892	72,892	71,740	5,690.21	2,222.08
DWS International Growth VIP - Class A	787	787	787	747	52.10	40.40
Federated Hermes Government Money Fund II - Service Shares	2,266	2,266	2,266	2,266	2,265.74	207.25
Federated Hermes Managed Volatility Fund II - Primary Shares	216	216	216	234	23.95	16.12
Federated Hermes Quality Bond Fund II - Primary Shares	149,666	149,666	149,666	159,165	14,759.96	10,958.79
Fidelity® VIP Contrafund® Portfolio - Service Class 2	151,949	151,949	151,949	121,037	3,244.70	3,280.78
Fidelity® VIP Growth Portfolio - Service Class 2	154,263	154,263	154,263	133,216	1,715.56	2,623.67
Fidelity® VIP High Income Portfolio - Service Class 2	78,412	78,412	78,412	88,905	17,902.34	3,949.49
Fidelity® VIP Index 500 Portfolio - Service Class 2	17,210	17,210	17,210	12,128	37.80	351.37
Fidelity® VIP Mid Cap Portfolio - Service Class 2	74,692	74,692	74,692	71,015	2,153.12	2,116.30
Fidelity® VIP Real Estate Portfolio - Service Class 2	52,111	52,111	52,111	54,057	3,087.14	2,092.54
Franklin Mutual Shares VIP Fund - Class 2	165,415	165,415	165,415	178,142	10,790.26	8,618.32
Franklin Small Cap Value VIP Fund - Class 2	11,029	11,029	11,029	11,580	831.15	313.01
Franklin U.S. Government Securities VIP Fund - Class 2	146,687	146,687	146,687	165,402	14,158.97	11,352.08
Templeton Global Bond VIP Fund - Class 2	57,372	57,372	57,372	64,865	4,468.24	5,692.43
T. Rowe Price Equity Income Portfolio	30,174	30,174	30,174	29,301	1,086.95	880.13
T. Rowe Price International Stock Portfolio	184,100	184,100	184,100	182,679	12,265.16	9,754.31

See accompanying notes, including note 6 which includes per unit information.

EquiTrust Life Variable Account
Statements of Operations
Year Ended December 31, 2023

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
Product A & B
American Century VP Capital Appreciation Fund	$-	$(2,553)	$(2,553)	$(1,529)	$410	$(1,119)	$54,940	$51,268
American Century VP Inflation Protection Bond Fund	757	(186)	571	(69)	-	(69)	52	554
American Century VP Mid Cap Value Fund	195	(74)	121	27	928	955	(646)	430
American Century VP Ultra® Fund	-	(2,614)	(2,614)	3,721	20,221	23,942	79,453	100,781
American Century VP Value Fund	3,553	(1,311)	2,242	2,248	11,544	13,792	(5,238)	10,796
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	623	(1,053)	(430)	278	13,939	14,217	10,195	23,982
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,641	(5,772)	(1,131)	(7,475)	54,769	47,294	71,280	117,443
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,351	(1,833)	(482)	2,210	21,969	24,179	22,659	46,356
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,347	(3,692)	(2,345)	2,955	9,079	12,034	23,498	33,187
Calvert VP NASDAQ-100 Index Portfolio	1,800	(4,798)	(2,998)	21,942	-	21,942	202,366	221,310
Calvert VP Russell 2000® Small Cap Index Portfolio	1,616	(1,617)	(1)	(365)	103	(262)	27,166	26,903
Calvert VP S&P MidCap 400 Index Portfolio	2,161	(1,563)	598	1,597	7,293	8,890	15,354	24,842
Federated Hermes Government Money Fund II - Service Shares	12,294	(2,478)	9,816	-	-	-	-	9,816
Federated Hermes Managed Volatility Fund II - Primary Shares	12,005	(5,769)	6,236	(9,490)	-	(9,490)	52,302	49,048
Federated Hermes Quality Bond Fund II - Primary Shares	19,760	(6,732)	13,028	(7,719)	-	(7,719)	32,700	38,009
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,972	(7,257)	(3,285)	27,143	28,801	55,944	174,823	227,482
Fidelity® VIP Growth & Income Portfolio - Initial Class	4,625	(2,436)	2,189	3,776	10,412	14,188	27,488	43,865
Fidelity® VIP Growth Portfolio - Initial Class	549	(3,735)	(3,186)	11,157	19,695	30,852	98,228	125,894
Fidelity® VIP High Income Portfolio - Service Class 2	23,309	(3,606)	19,703	(8,212)	-	(8,212)	24,751	36,242
Fidelity® VIP Index 500 Portfolio - Initial Class	9,866	(6,059)	3,807	72,113	6,599	78,712	71,556	154,075
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,899	(4,336)	(2,437)	6,612	14,134	20,746	46,203	64,512
Fidelity® VIP Overseas Portfolio - Initial Class	1,902	(1,584)	318	2,001	481	2,482	28,124	30,924
Franklin Global Real Estate VIP Fund - Class 2	5,753	(1,787)	3,966	(2,532)	-	(2,532)	18,845	20,279
Franklin Mutual Shares VIP Fund - Class 2	3,613	(1,691)	1,922	(2,465)	16,631	14,166	6,683	22,771
Franklin Small Cap Value VIP Fund - Class 2	1,441	(2,459)	(1,018)	(4,558)	15,625	11,067	21,347	31,396
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(1,778)	(1,778)	(2,562)	-	(2,562)	50,438	46,098
Franklin U.S. Government Securities VIP Fund - Class 2	8,700	(2,852)	5,848	(3,402)	-	(3,402)	8,471	10,917
Templeton Growth VIP Fund - Class 2	4,249	(1,156)	3,093	(7,710)	-	(7,710)	29,895	25,278
LVIP JPMorgan Mid Cap Value Fund - Standard	12,147	(3,397)	8,750	(2,161)	32,723	30,562	(1,850)	37,462
LVIP JPMorgan Small Cap Core Fund - Standard	2,257	(1,470)	787	954	1,434	2,388	15,973	19,148
T. Rowe Price All-Cap Opportunities Portfolio	1,013	(3,547)	(2,534)	2,302	29,105	31,407	68,454	97,327
T. Rowe Price Equity Income Portfolio	9,901	(4,234)	5,667	(100)	20,482	20,382	13,840	39,889

See accompanying notes.

EquiTrust Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2023

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(2,616)	$(2,616)	$114	$19,151	$19,265	$34,454	$51,103
T. Rowe Price Moderate Allocation Portfolio	12,424	(4,765)	7,659	(2,202)	1,560	(642)	64,780	71,797
T. Rowe Price International Stock Portfolio	3,889	(3,503)	386	(3,825)	-	(3,825)	59,249	55,810
Product C
Calvert VP EAFE International Index Portfolio - Class F	$217	$-	$217	$-	$-	$-	$935	$1,152
Calvert VP NASDAQ-100 Index Portfolio	32	-	32	23	-	23	3,906	3,961
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	20	-	20	(3)	1	(2)	320	338
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,357	-	1,357	130	4,579	4,709	10,174	16,240
Columbia VP Small Cap Value Fund - Class 2	274	-	274	(1,814)	4,670	2,856	9,873	13,003
DWS International Growth VIP - Class A	5	-	5	13	-	13	87	105
Federated Hermes Government Money Fund II - Service Shares	96	-	96	-	-	-	-	96
Federated Hermes Managed Volatility Fund II - Primary Shares	4	-	4	(6)	-	(6)	18	16
Federated Hermes Quality Bond Fund II - Primary Shares	3,661	-	3,661	(881)	-	(881)	5,838	8,618
Fidelity® VIP Contrafund® Portfolio - Service Class 2	360	-	360	2,458	5,002	7,460	30,124	37,944
Fidelity® VIP Growth Portfolio - Service Class 2	5	-	5	2,008	6,610	8,618	32,171	40,794
Fidelity® VIP High Income Portfolio - Service Class 2	4,306	-	4,306	(766)	-	(766)	3,671	7,211
Fidelity® VIP Index 500 Portfolio - Service Class 2	196	-	196	154	137	291	3,022	3,509
Fidelity® VIP Mid Cap Portfolio - Service Class 2	272	-	272	364	2,015	2,379	6,944	9,595
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,091	-	1,091	(396)	1,729	1,333	2,517	4,941
Franklin Mutual Shares VIP Fund - Class 2	2,923	-	2,923	(2,095)	13,455	11,360	5,361	19,644
Franklin Small Cap Value VIP Fund - Class 2	52	-	52	(78)	566	488	700	1,240
Franklin U.S. Government Securities VIP Fund - Class 2	3,767	-	3,767	(1,538)	-	(1,538)	3,991	6,220
Templeton Global Bond VIP Fund - Class 2	-	-	-	(908)	-	(908)	2,539	1,631
T. Rowe Price Equity Income Portfolio	580	-	580	(41)	1,226	1,185	854	2,619
T. Rowe Price International Stock Portfolio	1,749	-	1,749	(2,045)	-	(2,045)	27,144	26,848

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Product A & B
American Century VP Capital Appreciation Fund	$261,586	$(2,553)	$(1,119)	$54,940	$51,268	$11,724	$(545)	$-	$(11,398)	$(34)	$(253)	$51,015	$312,601
American Century VP Inflation Protection Bond Fund	20,120	571	(69)	52	554	1,207	-	-	(335)	-	872	1,426	21,546
American Century VP Mid Cap Value Fund	8,362	121	955	(646)	430	1,053	-	-	(1,047)	(19)	(13)	417	8,779
American Century VP Ultra® Fund	240,003	(2,614)	23,942	79,453	100,781	6,800	-	-	(11,686)	1	(4,885)	95,896	335,899
American Century VP Value Fund	121,734	2,242	13,792	(5,238)	10,796	6,531	(1,863)	(474)	(7,531)	27,575	24,238	35,034	156,768
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	107,988	(430)	14,217	10,195	23,982	4,681	(2,365)	-	(4,137)	-	(1,821)	22,161	130,149
BNY Mellon VIF Appreciation Portfolio - Initial Shares	596,175	(1,131)	47,294	71,280	117,443	22,377	(2,727)	(532)	(25,432)	(6,487)	(12,801)	104,642	700,817
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	183,958	(482)	24,179	22,659	46,356	5,087	(4,283)	-	(7,956)	-	(7,152)	39,204	223,162
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	401,080	(2,345)	12,034	23,498	33,187	19,959	(1,479)	-	(18,322)	(63)	95	33,282	434,362
Calvert VP NASDAQ-100 Index Portfolio	424,816	(2,998)	21,942	202,366	221,310	6,007	-	-	(28,577)	277	(22,293)	199,017	623,833
Calvert VP Russell 2000® Small Cap Index Portfolio	171,805	(1)	(262)	27,166	26,903	8,653	-	-	(6,360)	(7)	2,286	29,189	200,994
Calvert VP S&P MidCap 400 Index Portfolio	169,180	598	8,890	15,354	24,842	4,649	(49)	-	(11,513)	(32)	(6,945)	17,897	187,077
Federated Hermes Government Money Fund II - Service Shares	248,949	9,816	-	-	9,816	24,130	(3,849)	-	(14,871)	21,214	26,624	36,440	285,389
Federated Hermes Managed Volatility Fund II - Primary Shares	634,747	6,236	(9,490)	52,302	49,048	38,888	(5,826)	-	(34,106)	(46)	(1,090)	47,958	682,705
Federated Hermes Quality Bond Fund II - Primary Shares	722,325	13,028	(7,719)	32,700	38,009	46,139	(9,066)	(2,683)	(42,082)	22,844	15,152	53,161	775,486
Fidelity® VIP Contrafund® Portfolio - Initial Class	721,394	(3,285)	55,944	174,823	227,482	24,610	(41,009)	(556)	(36,698)	(2,711)	(56,364)	171,118	892,512

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Fidelity® VIP Growth & Income Portfolio - Initial Class	$240,807	$2,189	$14,188	$27,488	$43,865	$11,603	$(3,776)	$(1,548)	$(11,900)	$15,853	$10,232	$54,097	$294,904
Fidelity® VIP Growth Portfolio - Initial Class	386,693	(3,186)	30,852	98,228	125,894	10,142	(2,884)	(3,362)	(13,075)	(29,566)	(38,745)	87,149	473,842
Fidelity® VIP High Income Portfolio - Service Class 2	394,271	19,703	(8,212)	24,751	36,242	21,434	(8,096)	(980)	(19,392)	440	(6,594)	29,648	423,919
Fidelity® VIP Index 500 Portfolio - Initial Class	656,372	3,807	78,712	71,556	154,075	17,440	(80,548)	(2,657)	(23,853)	(393)	(90,011)	64,064	720,436
Fidelity® VIP Mid Cap Portfolio - Service Class 2	481,004	(2,437)	20,746	46,203	64,512	17,544	(2,685)	(2,607)	(20,251)	(16,777)	(24,776)	39,736	520,740
Fidelity® VIP Overseas Portfolio - Initial Class	155,713	318	2,482	28,124	30,924	10,406	(3,043)	-	(6,644)	5,293	6,012	36,936	192,649
Franklin Global Real Estate VIP Fund - Class 2	195,991	3,966	(2,532)	18,845	20,279	13,733	(3,120)	(446)	(11,863)	(108)	(1,804)	18,475	214,466
Franklin Mutual Shares VIP Fund - Class 2	180,069	1,922	14,166	6,683	22,771	9,114	(3,336)	(485)	(7,787)	3,318	824	23,595	203,664
Franklin Small Cap Value VIP Fund - Class 2	268,337	(1,018)	11,067	21,347	31,396	11,241	(3,255)	(1,976)	(11,947)	1,019	(4,918)	26,478	294,815
Franklin Small-Mid Cap Growth VIP Fund - Class 2	179,573	(1,778)	(2,562)	50,438	46,098	8,488	(883)	(164)	(8,043)	545	(57)	46,041	225,614
Franklin U.S. Government Securities VIP Fund - Class 2	304,932	5,848	(3,402)	8,471	10,917	18,393	(598)	(495)	(17,697)	13,425	13,028	23,945	328,877
Templeton Growth VIP Fund - Class 2	145,113	3,093	(7,710)	29,895	25,278	7,691	(4,818)	-	(5,509)	(31,807)	(34,443)	(9,165)	135,948
LVIP JPMorgan Mid Cap Value Fund - Standard	372,128	8,750	30,562	(1,850)	37,462	14,537	(2,421)	(486)	(16,758)	7,872	2,744	40,206	412,334
LVIP JPMorgan Small Cap Core Fund - Standard	159,745	787	2,388	15,973	19,148	5,065	-	-	(6,894)	10	(1,819)	17,329	177,074
T. Rowe Price All-Cap Opportunities Portfolio	353,446	(2,534)	31,407	68,454	97,327	8,313	(94)	(3,449)	(14,262)	81	(9,411)	87,916	441,362
T. Rowe Price Equity Income Portfolio	494,537	5,667	20,382	13,840	39,889	17,460	(9,990)	-	(21,423)	(17,708)	(31,661)	8,228	502,765

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
T. Rowe Price Mid-Cap Growth Portfolio	$272,707	$(2,616)	$19,265	$34,454	$51,103	$7,252	$(4,582)	$-	$(9,307)	$(7)	$(6,644)	$44,459	$317,166
T. Rowe Price Moderate Allocation Portfolio	500,651	7,659	(642)	64,780	71,797	29,987	(2,715)	-	(25,285)	520	2,507	74,304	574,955
T. Rowe Price International Stock Portfolio	373,984	386	(3,825)	59,249	55,810	20,371	(7,045)	(2,440)	(16,789)	(14,883)	(20,786)	35,024	409,008
Product C
Calvert VP EAFE International Index Portfolio - Class F	$6,507	$217	$-	$935	$1,152	$242	$-	$-	$(86)	$-	$156	$1,308	$7,815
Calvert VP NASDAQ-100 Index Portfolio	7,225	32	23	3,906	3,961	243	-	-	(112)	-	131	4,092	11,317
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	1,993	20	(2)	320	338	151	-	-	(40)	-	111	449	2,442
Calvert VP S&P MidCap 400 Index Portfolio - Class F	100,592	1,357	4,709	10,174	16,240	7,943	(1,316)	-	(5,782)	919	1,764	18,004	118,596
Columbia VP Small Cap Value Fund - Class 2	57,297	274	2,856	9,873	13,003	4,564	(764)	-	(3,383)	2,175	2,592	15,595	72,892
DWS International Growth VIP - Class A	646	5	13	87	105	104	-	-	(68)	-	36	141	787
Federated Hermes Government Money Fund II - Service Shares	2,046	96	-	-	96	270	-	-	(146)	-	124	220	2,266
Federated Hermes Managed Volatility Fund II - Primary Shares	188	4	(6)	18	16	30	-	-	(18)	-	12	28	216
Federated Hermes Quality Bond Fund II - Primary Shares	137,814	3,661	(881)	5,838	8,618	12,299	(1,322)	-	(7,515)	(228)	3,234	11,852	149,666
Fidelity® VIP Contrafund® Portfolio - Service Class 2	115,182	360	7,460	30,124	37,944	9,458	(1,475)	-	(6,868)	(2,292)	(1,177)	36,767	151,949
Fidelity® VIP Growth Portfolio - Service Class 2	113,994	5	8,618	32,171	40,794	9,028	(1,341)	-	(6,474)	(1,738)	(525)	40,269	154,263
Fidelity® VIP High Income Portfolio - Service Class 2	68,578	4,306	(766)	3,671	7,211	5,760	(679)	-	(3,670)	1,212	2,623	9,834	78,412
Fidelity® VIP Index 500 Portfolio - Service Class 2	13,392	196	291	3,022	3,509	616	-	-	(307)	-	309	3,818	17,210

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$63,810	$272	$2,379	$6,944	$9,595	$4,494	$(576)	$-	$(2,948)	$317	$1,287	$10,882	$74,692
Fidelity® VIP Real Estate Portfolio - Service Class 2	40,025	1,091	1,333	2,517	4,941	3,755	(543)	-	(2,408)	6,341	7,145	12,086	52,111
Franklin Mutual Shares VIP Fund - Class 2	141,174	2,923	11,360	5,361	19,644	12,307	(2,134)	-	(9,165)	3,589	4,597	24,241	165,415
Franklin Small Cap Value VIP Fund - Class 2	9,569	52	488	700	1,240	394	-	-	(174)	-	220	1,460	11,029
Franklin U.S. Government Securities VIP Fund - Class 2	135,452	3,767	(1,538)	3,991	6,220	12,232	(1,307)	-	(7,420)	1,510	5,015	11,235	146,687
Templeton Global Bond VIP Fund - Class 2	53,958	-	(908)	2,539	1,631	5,154	(652)	-	(3,346)	627	1,783	3,414	57,372
T. Rowe Price Equity Income Portfolio	25,956	580	1,185	854	2,619	1,237	-	-	(560)	922	1,599	4,218	30,174
T. Rowe Price International Stock Portfolio	168,355	1,749	(2,045)	27,144	26,848	13,188	(1,883)	-	(9,053)	(13,355)	(11,103)	15,745	184,100

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Product A & B
American Century VP Capital Appreciation Fund	$397,333	$(2,612)	$38,455	$(148,904)	$(113,061)	$11,753	$(19,894)	$(3,834)	$(11,562)	$851	$(22,686)	$(135,747)	$261,586
American Century VP Inflation Protection Bond Fund	26,320	977	(644)	(3,958)	(3,625)	1,534	(3,863)	-	(459)	213	(2,575)	(6,200)	20,120
American Century VP Mid Cap Value Fund	8,535	114	1,186	(1,483)	(183)	1,035	-	-	(1,006)	(19)	10	(173)	8,362
American Century VP Ultra® Fund	369,165	(2,521)	35,288	(153,080)	(120,313)	7,184	-	(4,499)	(11,513)	(21)	(8,849)	(129,162)	240,003
American Century VP Value Fund	150,122	1,467	20,826	(22,519)	(226)	4,951	(7,318)	(7,270)	(6,131)	(12,394)	(28,162)	(28,388)	121,734
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	151,651	(741)	9,832	(44,651)	(35,560)	3,772	-	(32)	(5,855)	(5,988)	(8,103)	(43,663)	107,988
BNY Mellon VIF Appreciation Portfolio - Initial Shares	770,197	(1,405)	184,435	(325,228)	(142,198)	21,670	(14,983)	(10,567)	(23,976)	(3,968)	(31,824)	(174,022)	596,175
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	222,068	(188)	41,094	(75,363)	(34,457)	5,560	(2,089)	-	(7,270)	146	(3,653)	(38,110)	183,958
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	538,450	(3,867)	114,721	(198,523)	(87,669)	20,409	(53,218)	-	(18,009)	1,117	(49,701)	(137,370)	401,080
Calvert VP NASDAQ-100 Index Portfolio	675,550	(3,695)	49,503	(267,731)	(221,923)	6,430	(11,231)	(362)	(25,499)	1,851	(28,811)	(250,734)	424,816
Calvert VP Russell 2000® Small Cap Index Portfolio	220,644	(127)	19,981	(66,122)	(46,268)	9,243	(395)	(4,729)	(6,623)	(67)	(2,571)	(48,839)	171,805
Calvert VP S&P MidCap 400 Index Portfolio	231,900	37	28,552	(60,312)	(31,723)	5,933	(10,189)	(4,658)	(12,406)	(9,677)	(30,997)	(62,720)	169,180
Federated Hermes Government Money Fund II - Service Shares	238,504	660	-	-	660	22,351	(247)	-	(12,332)	13	9,785	10,445	248,949
Federated Hermes Managed Volatility Fund II - Primary Shares	789,294	6,329	150,598	(266,302)	(109,375)	39,648	(58,029)	-	(32,265)	5,474	(45,172)	(154,547)	634,747
Federated Hermes Quality Bond Fund II - Primary Shares	822,868	12,482	4,694	(99,258)	(82,082)	44,979	(34,115)	(3,578)	(39,459)	13,712	(18,461)	(100,543)	722,325
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,076,382	(3,205)	59,634	(337,429)	(281,000)	25,443	(47,965)	(15,157)	(36,133)	(176)	(73,988)	(354,988)	721,394

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Growth & Income Portfolio - Initial Class	$272,141	$1,833	$8,806	$(26,825)	$(16,186)	$10,532	$(7,889)	$(5,510)	$(13,096)	$815	$(15,148)	$(31,334)	$240,807
Fidelity® VIP Growth Portfolio - Initial Class	561,301	(1,242)	50,955	(187,848)	(138,135)	12,039	(35,818)	-	(14,171)	1,477	(36,473)	(174,608)	386,693
Fidelity® VIP High Income Portfolio - Service Class 2	465,762	17,522	(8,114)	(66,628)	(57,220)	22,400	(12,331)	(2,343)	(19,218)	(2,779)	(14,271)	(71,491)	394,271
Fidelity® VIP Index 500 Portfolio - Initial Class	845,897	3,984	38,867	(201,588)	(158,737)	19,534	(28,697)	(1,094)	(23,553)	3,022	(30,788)	(189,525)	656,372
Fidelity® VIP Mid Cap Portfolio - Service Class 2	605,076	(3,178)	40,522	(131,716)	(94,372)	19,733	(18,962)	(11,049)	(21,227)	1,805	(29,700)	(124,072)	481,004
Fidelity® VIP Overseas Portfolio - Initial Class	229,891	254	7,055	(63,565)	(56,256)	9,854	(18,832)	(372)	(8,374)	(198)	(17,922)	(74,178)	155,713
Franklin Global Real Estate VIP Fund - Class 2	264,787	3,337	15,396	(89,933)	(71,200)	15,175	(203)	(64)	(12,311)	(193)	2,404	(68,796)	195,991
Franklin Mutual Shares VIP Fund - Class 2	220,834	1,823	14,885	(34,226)	(17,518)	9,748	(14,127)	(7,782)	(7,507)	(3,579)	(23,247)	(40,765)	180,069
Franklin Small Cap Value VIP Fund - Class 2	357,761	197	44,271	(78,273)	(33,805)	12,320	(55,768)	(2,234)	(12,007)	2,070	(55,619)	(89,424)	268,337
Franklin Small-Mid Cap Growth VIP Fund - Class 2	292,713	(1,855)	48,879	(146,064)	(99,040)	9,203	(14,429)	(6,643)	(9,250)	7,019	(14,100)	(113,140)	179,573
Franklin U.S. Government Securities VIP Fund - Class 2	362,792	4,925	(6,329)	(36,194)	(37,598)	16,833	(14,613)	(2,258)	(16,977)	(3,247)	(20,262)	(57,860)	304,932
Templeton Growth VIP Fund - Class 2	167,976	(1,109)	(547)	(19,270)	(20,926)	9,866	(5,279)	-	(6,603)	79	(1,937)	(22,863)	145,113
LVIP JPMorgan Mid Cap Value Fund - Standard	442,275	182	61,881	(100,243)	(38,180)	15,282	(15,462)	(12,830)	(17,038)	(1,919)	(31,967)	(70,147)	372,128
LVIP JPMorgan Small Cap Core Fund - Standard	198,765	(744)	37,541	(77,006)	(40,209)	5,357	(3,625)	-	(6,644)	6,101	1,189	(39,020)	159,745
T. Rowe Price All-Cap Opportunities Portfolio	486,425	(3,572)	23,726	(126,252)	(106,098)	9,532	-	(4,515)	(14,594)	(17,304)	(26,881)	(132,979)	353,446
T. Rowe Price Equity Income Portfolio	507,472	4,869	25,013	(51,564)	(21,682)	19,939	-	-	(22,343)	11,151	8,747	(12,935)	494,537

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
T. Rowe Price Mid-Cap Growth Portfolio	$357,746	$(2,574)	$8,641	$(89,295)	$(83,228)	$7,181	$-	$-	$(8,992)	$-	$(1,811)	$(85,039)	$272,707
T. Rowe Price Moderate Allocation Portfolio	647,278	3,604	4,294	(129,803)	(121,905)	30,471	(22,473)	(593)	(25,880)	(6,247)	(24,722)	(146,627)	500,651
T. Rowe Price International Stock Portfolio	451,436	(397)	11,575	(83,656)	(72,478)	19,626	(16,362)	(12,918)	(17,139)	21,819	(4,974)	(77,452)	373,984
Product C
Calvert VP EAFE International Index Portfolio - Class F	$7,477	$232	$(8)	$(1,334)	$(1,110)	$239	$-	$-	$(99)	$-	$140	$(970)	$6,507
Calvert VP NASDAQ-100 Index Portfolio	10,586	15	416	(3,904)	(3,473)	238	-	-	(126)	-	112	(3,361)	7,225
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,374	17	222	(736)	(497)	151	-	-	(35)	-	116	(381)	1,993
Calvert VP S&P MidCap 400 Index Portfolio - Class F	113,693	980	11,433	(27,981)	(15,568)	7,858	-	-	(5,531)	140	2,467	(13,101)	100,592
Columbia VP Small Cap Value Fund - Class 2	61,791	281	21,068	(26,988)	(5,639)	4,524	-	-	(3,107)	(272)	1,145	(4,494)	57,297
DWS International Growth VIP - Class A	849	7	22	(273)	(244)	104	-	-	(63)	-	41	(203)	646
Federated Hermes Government Money Fund II - Service Shares	1,890	23	-	-	23	270	-	-	(137)	-	133	156	2,046
Federated Hermes Managed Volatility Fund II - Primary Shares	204	3	40	(71)	(28)	30	-	-	(18)	-	12	(16)	188
Federated Hermes Quality Bond Fund II - Primary Shares	148,889	3,524	1,294	(18,739)	(13,921)	12,112	-	-	(7,679)	(1,587)	2,846	(11,075)	137,814
Fidelity® VIP Contrafund® Portfolio - Service Class 2	155,399	338	7,438	(49,219)	(41,443)	9,350	-	-	(6,474)	(1,650)	1,226	(40,217)	115,182
Fidelity® VIP Growth Portfolio - Service Class 2	150,245	427	10,930	(48,693)	(37,336)	8,926	-	-	(6,102)	(1,739)	1,085	(36,251)	113,994
Fidelity® VIP High Income Portfolio - Service Class 2	77,898	3,689	(1,332)	(11,489)	(9,132)	5,675	-	-	(3,669)	(2,194)	(188)	(9,320)	68,578
Fidelity® VIP Index 500 Portfolio - Service Class 2	16,066	173	248	(3,401)	(2,980)	614	-	-	(308)	-	306	(2,674)	13,392

See accompanying notes.

EquiTrust Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$73,695	$180	$4,948	$(16,269)	$(11,141)	$4,461	$-	$-	$(2,882)	$(323)	$1,256	$(9,885)	$63,810
Fidelity® VIP Real Estate Portfolio - Service Class 2	60,821	518	1,511	(18,184)	(16,155)	3,731	-	-	(2,501)	(5,871)	(4,641)	(20,796)	40,025
Franklin Mutual Shares VIP Fund - Class 2	156,847	2,691	14,779	(29,196)	(11,726)	12,159	-	-	(8,808)	(7,298)	(3,947)	(15,673)	141,174
Franklin Small Cap Value VIP Fund - Class 2	10,428	95	1,725	(2,876)	(1,056)	390	-	-	(193)	-	197	(859)	9,569
Franklin U.S. Government Securities VIP Fund - Class 2	147,520	3,252	(1,439)	(16,361)	(14,548)	12,044	-	-	(7,677)	(1,887)	2,480	(12,068)	135,452
Templeton Global Bond VIP Fund - Class 2	56,904	-	(1,835)	(991)	(2,826)	5,056	-	-	(3,393)	(1,783)	(120)	(2,946)	53,958
T. Rowe Price Equity Income Portfolio	28,645	496	1,475	(2,878)	(907)	1,260	-	-	(546)	(2,496)	(1,782)	(2,689)	25,956
T. Rowe Price International Stock Portfolio	175,110	1,360	2,912	(32,295)	(28,023)	13,074	-	-	(8,579)	16,773	21,268	(6,755)	168,355

See accompanying notes.

EquiTrust Life Variable Account

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B) and variable universal life insurance policies (Product C) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A & B
American Century VP Inflation Protection Bond Fund	A & B
American Century VP Mid Cap Value Fund	A & B
American Century VP Ultra® Fund	A & B
American Century VP Value Fund	A & B
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A & B
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A & B
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A & B
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A & B
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	C
Calvert VP NASDAQ-100 Index Portfolio	A, B & C
Calvert VP Russell 2000® Small Cap Index Portfolio	A & B
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	C
Calvert VP S&P MidCap 400 Index Portfolio	A & B
Calvert VP S&P MidCap 400 Index Portfolio - Class F	C
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1 (1)	C
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	C
Columbia VP Small Cap Value Fund - Class 2	C
Columbia VP Small Company Growth Fund - Class 2 (1)	C
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A (1)	C

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	C
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B & C
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B & C
Federated Hermes Quality Bond Fund II - Primary Shares	A, B & C
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A & B
Fidelity® VIP Contrafund® Portfolio - Service Class 2	C
Fidelity® VIP Growth & Income Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Service Class 2	C
Fidelity® VIP High Income Portfolio - Service Class 2	A, B & C
Fidelity® VIP Index 500 Portfolio - Initial Class	A & B
Fidelity® VIP Index 500 Portfolio - Service Class 2	C
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B & C
Fidelity® VIP Overseas Portfolio - Initial Class	A & B
Fidelity® VIP Real Estate Portfolio - Service Class 2	C
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A & B
Franklin Mutual Shares VIP Fund - Class 2	A, B & C
Franklin Small Cap Value VIP Fund - Class 2	A, B & C
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A & B
Franklin U.S. Government Securities VIP Fund - Class 2	A, B & C
Templeton Global Bond VIP Fund - Class 2	C
Templeton Growth VIP Fund - Class 2	A & B
Lincoln Variable Insurance Products Trust (2)
LVIP JPMorgan Mid Cap Value Fund – Standard (2)	A & B
LVIP JPMorgan Small Cap Core Fund – Standard (2)	A & B
LVIP JPMorgan Small Cap Core Fund – Service (1) (2)	C
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio (1)	A, B & C
T. Rowe Price Equity Income Portfolio	A & B
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio (1)	A, B & C
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B & C

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(1)	Product C subaccount was inactive during 2023 and 2022; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.
(2)	On April 28, 2023, J.P. Morgan Insurance Trust funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the J.P. Morgan Insurance Trust funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP JPMorgan Mid Cap Value Fund – Standard	J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Standard	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Service	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2023, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account for Product A and B, included in the Statements of Operations. Product C assesses a monthly risk charge at a rate of 0.03% based on the accumulated value of the policy, included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for each premium up to the target premium and 7% of each premium over the target premium for Product A. (Product A policies issued prior to May 1, 2006, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus and 2% for each premium over the target premium for Product B. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions. Product C is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7 and $10 for Product A and B, respectively, is deducted monthly for the administration of policies and the Account. (Product A policies purchased prior to May 1, 2006, a $5 expense charge is deducted monthly for administration of policies and the Account.) Product B applies an additional monthly charge of $ .03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product C applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount following an increase in the Specified Amount for the first ten policy years. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for Product A and B and $10 for Product C) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses within ten years following an increase in minimum death benefit for Products A and B and applicable for all full policy surrenders or lapses in the first fifteen years of the policy or within fifteen years following an increase in minimum death benefit for Product C. This surrender charge is based on a number of variables as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2023:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$7,607	$10,003
American Century VP Inflation Protection Bond Fund	2,015	572
American Century VP Mid Cap Value Fund	1,964	928
American Century VP Ultra® Fund	24,377	11,655
American Century VP Value Fund	47,005	8,981

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	18,589	6,901

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	69,258	28,421
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	25,495	11,160
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	21,546	14,717

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	4,645	29,936
Calvert VP Russell 2000® Small Cap Index Portfolio	8,670	6,282
Calvert VP S&P MidCap 400 Index Portfolio	11,722	10,776

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	48,909	12,469
Federated Hermes Managed Volatility Fund II - Primary Shares	33,585	28,439
Federated Hermes Quality Bond Fund II - Primary Shares	69,785	41,605

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	45,071	75,919
Fidelity® VIP Growth & Income Portfolio - Initial Class	39,078	16,245
Fidelity® VIP Growth Portfolio - Initial Class	26,344	48,580
Fidelity® VIP High Income Portfolio - Service Class 2	40,983	27,874
Fidelity® VIP Index 500 Portfolio - Initial Class	25,988	105,593
Fidelity® VIP Mid Cap Portfolio - Service Class 2	26,124	39,203
Fidelity® VIP Overseas Portfolio - Initial Class	15,405	8,594

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$14,713	$12,551
Franklin Mutual Shares VIP Fund - Class 2	29,713	10,336
Franklin Small Cap Value VIP Fund - Class 2	25,026	15,337
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,963	6,798
Franklin U.S. Government Securities VIP Fund - Class 2	32,325	13,449
Templeton Growth VIP Fund - Class 2	9,036	40,386

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	61,795	17,578
LVIP JPMorgan Small Cap Core Fund - Standard	7,022	6,620

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	35,511	18,351
T. Rowe Price Equity Income Portfolio	40,509	46,021
T. Rowe Price Mid-Cap Growth Portfolio	22,861	12,970
T. Rowe Price Moderate Allocation Portfolio	32,265	20,539

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	18,038	38,438

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$459	$86
Calvert VP NASDAQ-100 Index Portfolio	275	112
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	170	38
Calvert VP S&P MidCap 400 Index Portfolio - Class F	13,048	5,348

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	10,661	3,125

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	109	68

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	366	146
Federated Hermes Managed Volatility Fund II - Primary Shares	34	18
Federated Hermes Quality Bond Fund II - Primary Shares	13,692	6,797

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$12,727	$8,542
Fidelity® VIP Growth Portfolio - Service Class 2	13,704	7,614
Fidelity® VIP High Income Portfolio - Service Class 2	10,134	3,205
Fidelity® VIP Index 500 Portfolio - Service Class 2	958	316
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,204	2,630
Fidelity® VIP Real Estate Portfolio - Service Class 2	12,191	2,226

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	29,574	8,599
Franklin Small Cap Value VIP Fund - Class 2	1,017	179
Franklin U.S. Government Securities VIP Fund - Class 2	15,254	6,472
Templeton Global Bond VIP Fund - Class 2	4,756	2,973

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	3,824	419

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	12,075	21,429

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2023 and 2022:

	Period Ended December 31,
	2023			2022
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	178	185	(7)	172	694	(522)
American Century VP Inflation Protection Bond Fund	89	28	61	97	280	(183)
American Century VP Mid Cap Value Fund	23	24	(1)	24	23	1
American Century VP Ultra® Fund	92	181	(89)	85	258	(173)
American Century VP Value Fund	1,115	285	830	107	1,102	(995)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	129	184	(55)	92	345	(253)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	242	507	(265)	245	913	(668)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	70	256	(186)	88	194	(106)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	368	369	(1)	356	1,703	(1,347)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	48	331	(283)	62	493	(431)
Calvert VP Russell 2000® Small Cap Index Portfolio	184	129	55	189	241	(52)
Calvert VP S&P MidCap 400 Index Portfolio	46	172	(126)	68	638	(570)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	3,959	1,148	2,811	1,693	652	1,041
Federated Hermes Managed Volatility Fund II - Primary Shares	1,353	1,407	(54)	1,594	3,901	(2,307)
Federated Hermes Quality Bond Fund II - Primary Shares	4,428	3,147	1,281	3,499	5,012	(1,513)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	234	1,094	(860)	228	1,422	(1,194)
Fidelity® VIP Growth & Income Portfolio - Initial Class	616	357	259	172	583	(411)
Fidelity® VIP Growth Portfolio - Initial Class	135	920	(785)	168	906	(738)
Fidelity® VIP High Income Portfolio - Service Class 2	697	934	(237)	553	1,062	(509)
Fidelity® VIP Index 500 Portfolio - Initial Class	246	2,188	(1,942)	327	1,035	(708)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	190	591	(401)	216	713	(497)
Fidelity® VIP Overseas Portfolio - Initial Class	496	272	224	274	929	(655)

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2023			2022
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	514	613	(99)	506	399	107
Franklin Mutual Shares VIP Fund - Class 2	360	322	38	247	1,072	(825)
Franklin Small Cap Value VIP Fund - Class 2	174	265	(91)	185	1,210	(1,025)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	149	148	1	324	700	(376)
Franklin U.S. Government Securities VIP Fund - Class 2	1,797	863	934	675	2,113	(1,438)
Templeton Growth VIP Fund - Class 2	236	1,841	(1,605)	373	485	(112)

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	304	254	50	262	773	(511)
LVIP JPMorgan Small Cap Core Fund - Standard	88	131	(43)	230	209	21

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	96	239	(143)	120	558	(438)
T. Rowe Price Equity Income Portfolio	270	1,025	(755)	597	396	201
T. Rowe Price Mid-Cap Growth Portfolio	46	115	(69)	47	68	(21)
T. Rowe Price Moderate Allocation Portfolio	525	461	64	523	1,179	(656)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	740	1,730	(990)	1,856	1,996	(140)

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	25	9	16	26	11	15
Calvert VP NASDAQ-100 Index Portfolio	11	5	6	13	7	6
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	5	1	4	5	1	4
Calvert VP S&P MidCap 400 Index Portfolio - Class F	343	254	89	358	243	115

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	204	107	97	136	97	39

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	6	4	2	6	4	2

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	25	14	11	26	13	13
Federated Hermes Managed Volatility Fund II - Primary Shares	2	1	1	2	1	1
Federated Hermes Quality Bond Fund II - Primary Shares	766	517	249	761	549	212

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2023			2022
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	181	210	(29)	194	167	27
Fidelity® VIP Growth Portfolio - Service Class 2	138	149	(11)	148	130	18
Fidelity® VIP High Income Portfolio - Service Class 2	312	171	141	248	260	(12)
Fidelity® VIP Index 500 Portfolio - Service Class 2	14	7	7	14	7	7
Fidelity® VIP Mid Cap Portfolio - Service Class 2	120	80	40	117	79	38
Fidelity® VIP Real Estate Portfolio - Service Class 2	408	97	311	117	293	(176)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	754	482	272	562	799	(237)
Franklin Small Cap Value VIP Fund - Class 2	13	6	7	12	6	6
Franklin U.S. Government Securities VIP Fund - Class 2	918	517	401	776	588	188
Templeton Global Bond VIP Fund - Class 2	491	307	184	421	434	(13)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	64	13	51	35	91	(56)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	585	1,200	(615)	1,749	459	1,290

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2023, 2022, 2021, 2020 and 2019, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Products A and B:
American Century VP Capital Appreciation Fund:
2023	6,353	$49.20	$312,601	-%	0.90%	19.62%
2022	6,360	41.13	261,586	-	0.90	(28.75)
2021	6,882	57.73	397,333	-	0.90	10.17
2020	7,177	52.40	376,121	-	0.90	41.16
2019	7,429	37.12	275,752	-	0.90	34.35
American Century VP Inflation Protection Bond Fund:
2023	1,467	14.69	21,546	3.64	0.90	2.66
2022	1,406	14.31	20,120	5.00	0.90	(13.64)
2021	1,589	16.57	26,320	3.32	0.90	5.68
2020	1,801	15.68	28,246	1.64	0.90	8.81
2019	1,713	14.41	24,687	2.59	0.90	8.18
American Century VP Mid Cap Value Fund:
2023	231	37.98	8,779	2.32	0.90	5.18
2022	232	36.11	8,362	2.25	0.90	(2.06)
2021	231	36.87	8,535	1.16	0.90	22.09
2020	239	30.20	7,228	1.89	0.90	0.30
2019	197	30.11	5,935	2.05	0.90	28.02
American Century VP Ultra® Fund:
2023	5,498	61.10	335,899	-	0.90	42.26
2022	5,587	42.95	240,003	-	0.90	(32.98)
2021	5,760	64.09	369,165	-	0.90	22.08
2020	6,601	52.50	346,594	-	0.90	48.51
2019	6,075	35.35	214,792	-	0.90	33.35
American Century VP Value Fund:
2023	5,179	30.27	156,768	2.42	0.90	8.15
2022	4,349	27.99	121,734	2.05	0.90	(0.36)
2021	5,344	28.09	150,122	1.73	0.90	23.42
2020	6,215	22.76	141,474	2.44	0.90	0.04
2019	5,660	22.75	128,746	2.12	0.90	25.90
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2023	3,523	36.95	130,149	0.53	0.90	22.43
2022	3,578	30.18	107,988	0.30	0.90	(23.75)
2021	3,831	39.58	151,651	0.60	0.90	25.53
2020	3,895	31.53	122,811	0.94	0.90	22.78
2019	4,297	25.68	110,369	1.26	0.90	32.78

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2023	13,334	$52.56	$700,817	0.72%	0.90%	19.89%
2022	13,599	43.84	596,175	0.67	0.90	(18.78)
2021	14,267	53.98	770,197	0.43	0.90	26.00
2020	15,550	42.84	666,273	0.78	0.90	22.58
2019	18,061	34.95	631,274	1.16	0.90	34.89
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2023	5,319	41.95	223,162	0.66	0.90	25.56
2022	5,505	33.41	183,958	0.80	0.90	(15.59)
2021	5,611	39.58	222,068	0.48	0.90	24.50
2020	5,717	31.79	181,731	0.77	0.90	23.50
2019	6,472	25.74	166,554	1.07	0.90	28.00
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2023	12,311	35.28	434,362	0.33	0.90	8.29
2022	12,312	32.58	401,080	-	0.90	(17.35)
2021	13,659	39.42	538,450	0.11	0.90	15.43
2020	14,263	34.15	487,117	0.66	0.90	18.82
2019	15,494	28.74	445,365	-	0.90	20.65
Calvert VP NASDAQ-100 Index Portfolio:
2023	6,719	92.85	623,833	0.33	0.90	53.04
2022	7,002	60.67	424,816	0.18	0.90	(33.25)
2021	7,433	90.89	675,550	0.27	0.90	25.75
2020	8,368	72.28	604,835	0.41	0.90	46.91
2019	11,295	49.20	555,758	0.53	0.90	37.55
Calvert VP Russell 2000® Small Cap Index Portfolio:
2023	4,515	44.52	200,994	0.89	0.90	15.58
2022	4,460	38.52	171,805	0.83	0.90	(21.23)
2021	4,512	48.90	220,644	0.76	0.90	13.51
2020	4,460	43.08	192,175	0.92	0.90	18.55
2019	6,014	36.34	218,531	0.93	0.90	23.98
Calvert VP S&P MidCap 400 Index Portfolio:
2023	3,089	60.57	187,077	1.23	0.90	15.09
2022	3,215	52.63	169,180	0.91	0.90	(14.10)
2021	3,785	61.27	231,900	0.85	0.90	23.30
2020	3,870	49.69	192,287	1.23	0.90	12.29
2019	5,177	44.25	229,048	1.17	0.90	24.72
Federated Hermes Government Money Fund II - Service Shares:
2023	29,175	9.78	285,389	4.44	0.90	3.60
2022	26,364	9.44	248,949	1.17	0.90	0.21
2021	25,323	9.42	238,504	-	0.90	(0.84)
2020	24,423	9.50	232,091	0.14	0.90	(0.73)
2019	14,592	9.57	139,639	1.64	0.90	0.74

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2023	36,628	$18.64	$682,705	1.86%	0.90%	7.75%
2022	36,682	17.30	634,747	1.85	0.90	(14.53)
2021	38,989	20.24	789,294	1.75	0.90	17.40
2020	39,137	17.24	674,552	2.79	0.90	0.06
2019	46,169	17.23	795,519	2.08	0.90	19.16
Federated Hermes Quality Bond Fund II - Primary Shares:
2023	63,484	12.22	775,486	2.62	0.90	5.25
2022	62,203	11.61	722,325	2.57	0.90	(10.07)
2021	63,716	12.91	822,868	2.43	0.90	(2.34)
2020	61,999	13.22	819,344	2.77	0.90	7.22
2019	66,273	12.33	817,367	2.92	0.90	8.44
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2023	12,449	71.69	892,512	0.49	0.90	32.27
2022	13,309	54.20	721,394	0.50	0.90	(26.97)
2021	14,503	74.22	1,076,382	0.06	0.90	26.70
2020	15,886	58.58	930,603	0.26	0.90	29.40
2019	20,636	45.27	934,231	0.46	0.90	30.42
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2023	6,619	44.55	294,904	1.69	0.90	17.67
2022	6,360	37.86	240,807	1.62	0.90	(5.80)
2021	6,771	40.19	272,141	2.43	0.90	24.81
2020	7,518	32.20	242,060	2.14	0.90	6.87
2019	8,093	30.13	243,794	3.54	0.90	28.93
Fidelity® VIP Growth Portfolio - Initial Class:
2023	7,709	61.47	473,842	0.13	0.90	35.04
2022	8,494	45.52	386,693	0.62	0.90	(25.13)
2021	9,232	60.80	561,301	-	0.90	22.11
2020	9,901	49.79	492,960	0.07	0.90	42.62
2019	9,474	34.91	330,768	0.27	0.90	33.09
Fidelity® VIP High Income Portfolio - Service Class 2:
2023	14,677	28.88	423,919	5.78	0.90	9.23
2022	14,914	26.44	394,271	5.11	0.90	(12.45)
2021	15,423	30.20	465,762	5.36	0.90	3.35
2020	15,168	29.22	443,175	5.04	0.90	1.53
2019	15,341	28.78	441,558	5.13	0.90	13.75
Fidelity® VIP Index 500 Portfolio - Initial Class:
2023	13,918	51.76	720,436	1.45	0.90	25.05
2022	15,860	41.39	656,372	1.45	0.90	(18.94)
2021	16,568	51.06	845,897	1.23	0.90	27.43
2020	17,634	40.07	706,548	1.75	0.90	17.20
2019	18,520	34.19	633,227	2.00	0.90	30.20

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2023	7,864	$66.22	$520,740	0.39%	0.90%	13.78%
2022	8,265	58.20	481,004	0.27	0.90	(15.73)
2021	8,762	69.06	605,076	0.35	0.90	24.21
2020	10,842	55.60	602,849	0.41	0.90	16.81
2019	14,351	47.60	683,146	0.67	0.90	22.08
Fidelity® VIP Overseas Portfolio - Initial Class:
2023	6,465	29.80	192,649	1.07	0.90	19.44
2022	6,241	24.95	155,713	1.05	0.90	(25.16)
2021	6,896	33.34	229,891	0.53	0.90	18.65
2020	7,450	28.10	209,345	0.39	0.90	14.60
2019	13,614	24.52	333,877	1.75	0.90	26.59
Franklin Global Real Estate VIP Fund - Class 2:
2023	10,589	20.25	214,466	2.88	0.90	10.41
2022	10,688	18.34	195,991	2.40	0.90	(26.70)
2021	10,581	25.02	264,787	0.89	0.90	25.67
2020	11,080	19.91	220,656	3.11	0.90	(6.26)
2019	13,128	21.24	278,812	2.63	0.90	21.30
Franklin Mutual Shares VIP Fund - Class 2:
2023	6,630	30.72	203,664	1.91	0.90	12.49
2022	6,592	27.31	180,069	1.85	0.90	(8.26)
2021	7,417	29.77	220,834	2.93	0.90	18.09
2020	7,546	25.21	190,226	2.95	0.90	(5.90)
2019	7,090	26.79	189,907	1.87	0.90	21.50
Franklin Small Cap Value VIP Fund - Class 2:
2023	5,349	55.11	294,815	0.52	0.90	11.74
2022	5,440	49.32	268,337	0.96	0.90	(10.86)
2021	6,465	55.33	357,761	1.00	0.90	24.25
2020	6,648	44.53	296,054	1.48	0.90	4.24
2019	6,778	42.72	289,558	1.06	0.90	25.21
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2023	5,280	42.73	225,614	-	0.90	25.60
2022	5,279	34.02	179,573	-	0.90	(34.27)
2021	5,655	51.76	292,713	-	0.90	9.04
2020	5,851	47.47	277,804	-	0.90	53.67
2019	6,748	30.89	208,423	-	0.90	30.28
Franklin U.S. Government Securities VIP Fund - Class 2:
2023	23,337	14.09	328,877	2.73	0.90	3.53
2022	22,403	13.61	304,932	2.39	0.90	(10.58)
2021	23,841	15.22	362,792	2.52	0.90	(2.69)
2020	21,172	15.64	331,133	3.32	0.90	2.89
2019	27,581	15.20	419,195	2.88	0.90	4.32

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2023	5,731	$23.72	$135,948	3.28%	0.90%	19.92%
2022	7,336	19.78	145,113	0.16	0.90	(12.28)
2021	7,448	22.55	167,976	1.10	0.90	3.92
2020	7,928	21.70	172,031	2.96	0.90	4.88
2019	7,815	20.69	161,735	2.74	0.90	14.12
LVIP JPMorgan Mid Cap Value Fund - Standard:
2023	6,290	65.55	412,334	3.19	0.90	9.93
2022	6,240	59.63	372,128	0.94	0.90	(8.98)
2021	6,751	65.51	442,275	0.88	0.90	28.73
2020	7,226	50.89	367,757	1.48	0.90	(0.53)
2019	7,102	51.16	363,368	1.58	0.90	25.64
LVIP JPMorgan Small Cap Core Fund - Standard:
2023	3,845	46.06	177,074	1.37	0.90	12.10
2022	3,888	41.09	159,745	0.45	0.90	(20.06)
2021	3,867	51.40	198,765	0.51	0.90	20.29
2020	3,995	42.73	170,690	0.96	0.90	12.68
2019	4,032	37.92	152,922	0.41	0.90	23.44
T. Rowe Price All-Cap Opportunities Portfolio:
2023	6,066	72.76	441,362	0.25	0.90	27.81
2022	6,209	56.93	353,446	-	0.90	(22.21)
2021	6,647	73.18	486,425	-	0.90	19.71
2020	7,277	61.13	444,816	-	0.90	43.09
2019	15,232	42.72	650,705	0.41	0.90	33.75
T. Rowe Price Equity Income Portfolio:
2023	11,128	45.18	502,765	2.09	0.90	8.55
2022	11,883	41.62	494,537	1.89	0.90	(4.19)
2021	11,682	43.44	507,472	1.58	0.90	24.43
2020	12,940	34.91	451,758	2.31	0.90	0.29
2019	17,134	34.81	596,531	2.30	0.90	25.26
T. Rowe Price Mid-Cap Growth Portfolio:
2023	3,115	101.82	317,166	-	0.90	18.89
2022	3,184	85.64	272,707	-	0.90	(23.27)
2021	3,205	111.61	357,746	-	0.90	13.82
2020	3,851	98.06	377,621	-	0.90	22.70
2019	4,032	79.92	322,239	0.14	0.90	30.12
T. Rowe Price Moderate Allocation Portfolio:
2023	14,131	40.69	574,955	2.33	0.90	14.33
2022	14,067	35.59	500,651	1.55	0.90	(19.04)
2021	14,723	43.96	647,278	0.98	0.90	9.08
2020	14,828	40.30	597,633	1.37	0.90	13.52
2019	19,140	35.50	679,566	1.96	0.90	18.73

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2023	18,549	$22.05	$409,008	0.99%	0.90%	15.20%
2022	19,539	19.14	373,984	0.79	0.90	(16.56)
2021	19,679	22.94	451,436	0.59	0.90	0.44
2020	19,858	22.84	453,651	0.59	0.90	13.41
2019	20,036	20.14	403,530	2.44	0.90	26.67

Product C:
Calvert VP EAFE International Index Portfolio - Class F:
2023	752	$10.39	$7,815	3.02%	-%	17.53%
2022	736	8.84	6,507	3.57	-	(14.75)
2021	721	10.37	7,477	1.80	-	10.67
2020	704	9.37	6,591	3.46	-	7.09
2019	-	-	-	-	-	-
Calvert VP NASDAQ-100 Index Portfolio:
2023	433	26.13	11,317	0.34	-	54.43
2022	427	16.92	7,225	0.18	-	(32.64)
2021	421	25.12	10,586	0.28	-	26.87
2020	415	19.80	8,218	0.47	-	34.60
2019	-	-	-	-	-	-
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2023	75	32.60	2,442	0.93	-	16.35
2022	71	28.02	1,993	0.82	-	(20.67)
2021	67	35.32	2,374	0.78	-	14.30
2020	65	30.90	2,003	1.14	-	19.40
2019	60	25.88	1,560	0.93	-	24.78
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2023	5,210	22.76	118,596	1.26	-	15.89
2022	5,121	19.64	100,592	0.96	-	(13.52)
2021	5,006	22.71	113,693	0.80	-	24.17
2020	5,968	18.29	109,149	1.30	-	13.11
2019	5,276	16.17	85,330	1.19	-	25.54
Columbia VP Small Cap Value Fund - Class 2:
2023	2,222	32.80	72,892	0.44	-	21.66
2022	2,125	26.96	57,297	0.49	-	(8.98)
2021	2,086	29.62	61,791	0.45	-	28.78
2020	2,921	23.00	67,171	0.36	-	8.59
2019	2,388	21.18	50,576	0.28	-	21.03
DWS International Growth VIP - Class A:
2023	40	19.49	787	0.69	-	16.08
2022	38	16.79	646	1.04	-	(28.52)
2021	36	23.49	849	0.37	-	8.10
2020	35	21.73	765	1.45	-	22.70
2019	33	17.71	591	1.16	-	31.19

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Government Money Fund II - Service Shares:
2023	207	$10.93	$2,266	4.47%	-%	4.49%
2022	196	10.46	2,046	1.16	-	1.16
2021	183	10.34	1,890	-	-	-
2020	163	10.34	1,690	0.25	-	0.19
2019	148	10.32	1,527	1.65	-	1.67
Federated Hermes Managed Volatility Fund II - Primary Shares:
2023	16	13.40	216	2.03	-	8.68
2022	15	12.33	188	1.60	-	(13.78)
2021	14	14.30	204	1.63	-	18.57
2020	13	12.06	162	2.76	-	0.92
2019	12	11.95	147	2.32	-	20.22
Federated Hermes Quality Bond Fund II - Primary Shares:
2023	10,959	13.66	149,666	2.58	-	6.14
2022	10,710	12.87	137,814	2.53	-	(9.24)
2021	10,498	14.18	148,889	2.13	-	(1.39)
2020	8,197	14.38	117,908	2.79	-	8.12
2019	9,157	13.30	121,816	2.89	-	9.38
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2023	3,281	46.31	151,949	0.27	-	33.11
2022	3,310	34.79	115,182	0.27	-	(26.49)
2021	3,283	47.33	155,399	0.03	-	27.51
2020	3,255	37.12	120,837	0.08	-	30.25
2019	3,770	28.50	107,457	0.22	-	31.28
Fidelity® VIP Growth Portfolio - Service Class 2:
2023	2,624	58.80	154,263	-	-	35.89
2022	2,635	43.27	113,994	0.34	-	(24.64)
2021	2,617	57.42	150,245	-	-	22.90
2020	2,777	46.72	129,717	0.04	-	43.53
2019	3,234	32.55	105,249	0.05	-	34.01
Fidelity® VIP High Income Portfolio - Service Class 2:
2023	3,949	19.85	78,412	5.92	-	10.22
2022	3,808	18.01	68,578	5.21	-	(11.67)
2021	3,820	20.39	77,898	5.49	-	4.30
2020	3,208	19.55	62,720	5.10	-	2.41
2019	2,974	19.09	56,765	5.20	-	14.79
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2023	351	48.98	17,210	1.29	-	25.88
2022	344	38.91	13,392	1.23	-	(18.43)
2021	337	47.70	16,066	1.06	-	28.19
2020	329	37.21	12,258	1.51	-	17.90
2019	133	31.56	4,198	1.82	-	31.06

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2023	2,116	$35.29	$74,692	0.40%	-%	14.80%
2022	2,076	30.74	63,810	0.28	-	(14.97)
2021	2,038	36.15	73,695	0.35	-	25.30
2020	2,417	28.85	69,750	0.40	-	17.85
2019	1,988	24.48	48,657	0.69	-	23.20
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2023	2,093	24.90	52,111	2.40	-	10.86
2022	1,782	22.46	40,025	1.10	-	(27.69)
2021	1,958	31.06	60,821	0.98	-	38.66
2020	1,843	22.40	41,280	2.00	-	(6.78)
2019	1,749	24.03	42,033	1.52	-	22.92
Franklin Mutual Shares VIP Fund - Class 2:
2023	8,618	19.19	165,415	1.94	-	13.42
2022	8,346	16.92	141,174	1.87	-	(7.39)
2021	8,583	18.27	156,847	2.86	-	19.18
2020	9,160	15.33	140,462	3.01	-	(5.08)
2019	8,337	16.15	134,630	1.89	-	22.53
Franklin Small Cap Value VIP Fund - Class 2:
2023	313	35.24	11,029	0.52	-	12.77
2022	306	31.25	9,569	0.99	-	(10.07)
2021	300	34.75	10,428	1.01	-	25.36
2020	293	27.72	8,129	1.65	-	5.20
2019	54	26.35	1,420	1.04	-	26.32
Franklin U.S. Government Securities VIP Fund - Class 2:
2023	11,352	12.92	146,687	2.70	-	4.45
2022	10,951	12.37	135,452	2.34	-	(9.77)
2021	10,763	13.71	147,520	2.65	-	(1.79)
2020	7,877	13.96	109,963	3.32	-	3.79
2019	8,859	13.45	119,109	2.84	-	5.24
Templeton Global Bond VIP Fund - Class 2:
2023	5,692	10.08	57,372	-	-	2.86
2022	5,508	9.80	53,958	-	-	(4.95)
2021	5,521	10.31	56,904	-	-	(4.98)
2020	3,956	10.85	42,910	8.50	-	(5.24)
2019	4,045	11.45	46,324	6.98	-	1.96
T. Rowe Price Equity Income Portfolio:
2023	880	34.28	30,174	2.12	-	9.52
2022	829	31.30	25,956	1.87	-	(3.34)
2021	885	32.38	28,645	1.57	-	25.55
2020	918	25.79	23,663	2.40	-	1.18
2019	816	25.49	20,807	2.33	-	26.38

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2023	9,754	$18.87	$184,100	1.00%	-%	16.19%
2022	10,369	16.24	168,355	0.83	-	(15.81)
2021	9,079	19.29	175,110	0.59	-	1.31
2020	9,145	19.04	174,083	0.60	-	14.49
2019	9,125	16.63	151,767	2.52	-	27.73

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of applicable mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

7. Subsequent Events

Reorganization of American Century Variable Portfolio funds into newly formed funds of Lincoln Variable Insurance Products Trust was approved April 4, 2024. On or about April 26, 2024, assets of each fund will be transferred as noted below. In addition, subaccounts that invest in the American Century Variable Portfolio funds will transfer their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund
LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund
LVIP American Century Mid Cap Value Fund – Standard II	American Century VP Mid Cap Value Fund
LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund
LVIP American Century Value Fund – Standard II	American Century VP Value Fund

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors

EquiTrust Life Insurance Company:

Opinions

We have audited the statutory financial statements of EquiTrust Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2n to the statutory financial statements, the Company received permission from the Arizona Department of Insurance and Financial Institutions in 2022 to follow the accounting practices

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 - 191.97.7) as of January 1, 2022. Under the permitted practice, financial option derivative assets used for hedging purposes are recorded at amortized cost on the balance sheet with amortization expense and realized gains and losses recorded through net investment income on the statement of operations. Under prescribed statutory accounting practices, the financial option derivative assets are recorded at fair value on the balance sheet with changes in fair value being recorded to capital and surplus and realized gains or losses being recorded to net realized gains or losses on statements of operations. Also under the permitted practice, the Company uses a reserve calculation methodology for indexed annuity products under which interest credits based upon one or more external indices are included in the reserve only after those interest credits have been credited to the contract holder under the terms of the annuity contract. Under prescribed statutory accounting policies, reserves for indexed annuity products are determined consistent with Actuarial Guideline 33 CRVM which requires the crediting rate to be consistent with the market value of the financial options. As of December 31, 2023, that permitted accounting practice decreased statutory surplus by $211 million as compared to what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

2

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Arizona Department of Insurance and Financial Institutions. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois

May 28, 2024

3

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Admitted Assets	2023	2022
Bonds	$17,755,847	$17,342,677
Preferred stock	172,980	244,882
Common stock, at fair value (cost of $226,648 in 2023 and cost of $283,243 in 2022)	217,226	279,830
Mortgage loans	3,575,988	3,778,346
Real estate	25,800	2,419
Cash, cash equivalents and short-term investments	2,748,167	1,651,357
Contract loans	6,814	7,263
Derivative instruments	116,244	131,511
Other invested assets	1,203,929	1,219,776
Receivables for securities	16,124	94,565
Total cash and invested assets	25,839,119	24,752,626
Investment income due and accrued	503,154	437,905
Amounts recoverable under reinsurance agreements	19,316	42,727
Assumed coinsurance funds withheld	53	48
Current federal income tax receivable	4,669	46,728
Deferred income tax assets	—	4,825
Receivables from parent, subsidiaries and affiliates	476	1,262
Other admitted assets	11	2
Assets held in separate accounts	826,195	783,986
Total admitted assets	$27,192,993	$26,070,109
Liabilities, Capital and Surplus

Liabilities:
Life and annuity policy reserves	$16,956,892	$15,698,647
Liability for deposit-type contracts	4,361,929	4,723,650
Policy and contract claims	104,124	108,073
Interest maintenance reserve	29,919	46,664
Amount payable under reinsurance agreements	9,747	3,900
Commissions to agents due and accrued	8,266	38,582
Deferred income tax liability	31,964	—
Payable to affiliates	7,905	10,029
Ceded coinsurance funds withheld	1,793,520	2,073,987
Derivative collateral	232,534	81,892
Payable for securities	14,311	57,268
Payable for securities lending	—	255,385
Loan payable	65	100,000
Asset valuation reserve	286,444	291,454
Other liabilities	110,805	49,236
Liabilities related to separate accounts	826,195	783,986
Total liabilities	24,774,620	24,322,753
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	1,630,706	959,689
Total capital and surplus	2,418,373	1,747,356
Total liabilities, capital and surplus	$27,192,993	$26,070,109

See accompanying notes to financial statements.	—	—

4

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2023 and 2022

(In thousands of dollars)

	2023	2022
Revenues:
Premiums and other considerations:
Life and annuity premiums	$3,253,466	$1,912,087
Supplementary contracts with life contingencies	1,096	1,624
Net transfers on coinsurance ceded	—	(330,661)
Net investment income	1,138,402	1,003,927
Commissions and expense allowances on reinsurance ceded	110,620	54,038
Other income	—	—
Total revenues	4,503,584	2,641,015
Benefits and expenses:
Benefits paid or provided for:
Death benefits	32,941	37,206
Annuity benefits	342,228	346,476
Surrender benefits	1,306,230	880,642
Interest and adjustments on policy or deposit-type contract funds	160,342	164,030
Other benefits	1,515	1,459
Increase in policy reserves	1,961,858	607,864
Total benefits paid or provided for	3,805,114	2,037,677
Commissions	217,900	174,609
Commissions and expense allowances on reinsurance assumed	2,141	2,303
General expenses	91,489	75,804
Insurance taxes, licenses and fees	10,028	5,570
Total benefits and expenses	4,126,672	2,295,963
Gain from operations before federal income taxes and net realized capital gains (losses)	376,912	345,052
Federal income tax expense (benefit)	149,723	46,754
Gain from operations before net realized capital gains (losses)	227,189	298,298
Net realized capital gains (losses), less capital gains tax (benefit) of ($2,193) in 2023 and $2,705 in 2022 and amounts transferred (to) from the interest maintenance reserve of ($1,834) in 2023 and ($18,119) in 2022	(8,249)	10,176
Net income	$218,940	$308,474

See accompanying notes to financial statements.

5

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2023 and 2022

(In thousands of dollars)

		Additional
	Common	paid-in	Unassigned	Total capital
Balances at December 31, 2021	stock	capital	funds	and surplus
	$3,000	784,667	844,123	1,631,790
Cumulative effect of change in accounting principle	—	—	(108,266)	(108,266)
Net income for 2022	—	—	308,474	308,474
Change in net unrealized capital gains (losses) on investments	—	—	(28,643)	(28,643)
Change in deferred income taxes	—	—	(3,392)	(3,392)
Change in nonadmitted assets	—	—	(5,980)	(5,980)
Change in asset valuation reserve	—	—	(46,627)	(46,627)
Balances at December 31, 2022	3,000	784,667	959,689	1,747,356

Net income for 2023	—	—	218,940	218,940
Change in net unrealized capital gains (losses) on investments	—	—	(21,550)	(21,550)
Change in deferred income taxes	—	—	(32,728)	(32,728)
Change in nonadmitted assets	—	—	6,139	6,139
Change in asset valuation reserve	—	—	5,010	5,010
Change surplus as a result of reinsurance	—	—	495,206	495,206
Balances at December 31, 2023	$3,000	784,667	1,630,706	2,418,373

See accompanying notes to financial statements.

6

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2023 and 2022

(In thousands of dollars)

	2023	2022
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$3,254,562	$1,913,712
Net investment income received	1,062,211	1,107,788
Funds held by reinsurers and miscellaneous income (loss)	73,579	301,848
	4,390,352	3,323,348
Benefits paid	(2,374,635)	(1,994,192)
Commissions, expenses paid and aggregate write-ins for deductions	(348,213)	(248,058)
Federal income taxes received (paid)	(104,585)	(77,121)
Net cash provided by operations	1,562,919	1,003,977
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	1,060,472	2,316,343
Stocks	133,290	87,192
Mortgage loans	462,693	563,479
Real estate	2,057	1,996
Other invested assets	27,980	99,469
Derivatives and miscellaneous proceeds	119,636	320,750
Total proceeds from sales, maturities or repayments of investments	1,806,128	3,389,229
Cost of investments acquired:
Bonds	(1,436,526)	(2,639,549)
Stocks	(41,802)	(86,344)
Mortgage loans	(253,731)	(1,180,143)
Real estate	(25,800)	—
Other invested assets	(49,461)	(61,417)
Derivatives and miscellaneous applications	(42,957)	270,555
Total cost of investments acquired	(1,850,277)	(3,696,898)
Net (increase) decrease in contract loans	449	942
Net cash provided by (used in) investment activities	(43,700)	(306,727)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Borrowed Funds	(99,991)	100,000
Funds held under coinsurance	(280,468)	(433,552)
Changes in receivable from subsidiary	2,124	196,804
Changes in payable from subsidiary	(786)	(490,414)
Payable for securities lending	(255,385)	255,385
Changes in derivative liability	232,534	81,892
Other sources, net	(20,437)	15,222
Net cash used in financing and miscellaneous activities	(422,409)	(274,663)
Net increase (decrease) in cash, cash equivalents and short-term investments:	1,096,810	422,587
Cash, cash equivalents and short-term investments:
Beginning of year	1,651,357	1,228,770
End of year	$2,748,167	$1,651,357

7

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2023 and 2022

(In thousands of dollars)

	2023	2022
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	21,665	8,890
Tax free exchanges-bonds	251,585	463,454
Taxable exchanges-bonds	136,652	—
Reclass bonds	10,305	—
Security contribution-bonds	13,454	—
Security withdrawal-bonds	25,418	—
Tax free exchanges-stocks	3	5,851
Reclass common stocks	40,230	—
Mortgage loan transferred to real estate	—	4,415
CTLs transferred from bonds to mortgages	11,963	—
Tax free exchanges-other invested assets	38,322	36,269
Reclass other invested assets	50,535	—
Transfer of securities from affiliate	—	338,233
Net transfers on reinsurance ceded to non-affiliate	—	330,661

See accompanying notes to financial statements.

8

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(1)	Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. Effective April 20, 2022, the Company has been approved by the Arizona Department of Insurance and Financial Institutions to redomicile to the State of Arizona from the State of Illinois. The Company is licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On June 23, 2015, June Bug Insurance Holdings, LLC became the majority controlling shareholder of the Company. Mr. Earvin Johnson is the sole owner of June Bug Lifetime Trust, which owns 100% of the common membership interests in June Bug Insurance Holdings, LLC. June Bug Insurance Holdings, LLC owns a controlling interest in EquiTrust Investor Holdings, LLC, the 100% owner of the Company through wholly owned subsidiaries.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Arizona Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Arizona Department of Insurance requires insurance companies domiciled in the state of Arizona to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). On December 31, 2023 and 2022, the Company had no permitted or prescribed practices, other than NAIC SAP and permitted practices referred to in Note 2(n).

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP, although not reasonably determinable are presumed to be material and pervasive and are summarized as follows:

Under GAAP:

●	The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income.

●	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

9

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

●	Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

●	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest, including provision for the risk of adverse deviation, with original assumptions continuing to be used in subsequent accounting periods to determine changes in the liability for future policy benefits unless a premium deficiency exists rather than being based on prescribed statutory methodologies;

●	Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

●	Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

●	Investments in wholly owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

●	Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

●	An allowance for credit losses is established for available for sale securities under the current expected loss model under GAAP rather than being evaluated for other-than-temporary-impairments (OTTI) with impairments recorded as a direct write-down of the security's cost basis for NAIC SAP;

●	Equity securities are reported at fair value for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus;

●	Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

●	Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for redeemable preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the

10

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

lower of amortized cost or fair value for redeemable preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

●	Under GAAP, money market mutual funds are classified as short-term investments and as cash equivalents for NAIC SAP;

●	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

●	The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash providing by operating activities is not required;

●	Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

●	Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101. The change in net deferred tax asset is recorded directly to surplus.

(b)	Risks and Uncertainties

Financial Statements – The preparation of the Company’s statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements. The most significant estimates are associated with reserves for contract liabilities and fair value estimates of invested assets.

Investments – The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

11

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(c)	Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

Included within bonds are loan-backed and structured securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other loan-backed and structured securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of loan-backed and structured securities in default that are other than temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

Preferred Stocks

Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features or redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at amortized cost, net of valuation allowances. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of

12

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/losses on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company recorded mortgage valuation allowances of $5,981 and $6,015 at December 31, 2023 and 2022, respectively.

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2023 or 2022.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. The Company also uses equity index options to hedge against certain equity indexed policyholder liabilities. Currency swaps, currency

13

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

forwards and equity index options are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus. Effective January 1, 2022 in connection with the permitted practice discussed in Note 2M, the Company began reporting equity index options at amortized cost, with amortization being calculated on a straight line basis, with amortization expense and realized gains being reported in net investment income.

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships, residual tranches of collateralized lending obligations, and collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 or NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost or fair value if rated NAIC 3 to NAIC 6. Residual tranches of collateralized lending obligations are carried at the lesser of amortized cost or fair value with changes in fair value recorded in changes in capital and surplus. Collateral loans are carried at unpaid principal balance.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2023 and 2022 that have not yet settled and are recorded as a receivable or payable at amortized cost.

Loan Payable

The Company entered into a $210,000 credit facility with PNC Financial Services (“PNC”) effective October 14, 2022 in order to enhance the Company’s liquidity position. As of December 31, 2023 and 2022, the outstanding loan payable was $0 and $100,000, respectively. Accrued interest on the credit facility as of December 31, 2023 and 2022 was $65 and $57, respectively.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $292,602 and $125,000 at December 31, 2023 and 2022, respectively, and recorded the loaned amounts as short term investments.

Repurchase Agreements

The Company enters into repurchase agreements under which the Company is the borrower. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company and counterparty may elect to enter into a

14

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

new repurchase agreement. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance. The Company borrowed cash in the amount of $0 and $253,136 at December 31, 2023 and 2022, respectively, and recorded the borrowed amounts as payable for securities lending.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company’s investment income.

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2023 and 2022.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value. When it is determined that an investment (other than loan backed structured securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For loan backed and structured securities the determination of OTTI is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, Loan- backed and Structured Securities, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the securities original effective interest rate.

15

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d)	Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $2,084 and $8,224 in nonadmitted assets at December 31, 2023 and 2022, respectively.

(e)	Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or contract value in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value. The respective assets and liabilities are subject to a stable value protection master agreement which guarantees the performance of underlying investment divisions within Separate Account II to the Company and Private Placement Funding Agreement holders.

(f)	Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium-paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

16

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(g)	Commission

The Company expenses commissions at time of sale for all products. Renewal commissions are paid for MYGA and for additional premiums on some other products.

(h)	Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner’s Reserve Valuation Method (CRVM) and Actuarial Guideline 36 as applicable. Annuity reserves are calculated in accordance with the CARVM and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2001 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit rider, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst-case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(i)	Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary differences are expected to be recovered

17

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

or settled. The change in deferred taxes is charged or credited directly to surplus. The net deferred tax assets recorded is subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

(j)	Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

(k)	Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retrocedent activity.

(l)	IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. Negative IMR is admitted in accordance with the guidelines established by the Statutory Accounting Principles Working Group (“SAPWG”) in their interpretive guidance within INT 23-01. The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(m)	Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

18

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefits payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

19

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(n)	Accounting Changes and Correction of Errors

In 2022, the Company requested and was granted a permitted practice by the Arizona Department of Insurance to follow the accounting practices prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 – 191.97.7).

Under the permitted practice, financial options used for hedging purposes are recorded at amortized cost with amortization expense and realized gains recorded through Net Investment Income instead of being recorded at market value with changes in market value being recorded to Capital and Surplus and realized gains or losses being recorded to Net Realized Gains (Losses). In 2021, the Company held its derivatives in a subsidiary ET Investment Holdings II, LLC (“ETL IHL II’) which was accounted for in accordance with SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities whereas under the permitted practice, ETL IHL II was dissolved as of November 30, 2022 and options recorded as if they had been held by the Company throughout 2022 and ETL IHL II was dissolved as of January 1, 2022. For Aggregate Reserves for Life Contracts, the Company’s liabilities are consistent with the guidance in AG33 CRVM which requires the crediting rate to be consistent with the market value of financial options, whereas under the permitted practice the crediting rate does not consider the market value of options.

Upon adoption of the permitted practice, the Company recorded the prior year impacts as an adjustment to decrease opening Capital and Surplus by $108,266 consistent with SSAP 3, Accounting Changes. The differences between NAIC and permitted practices impact to Net Income and Capital and Surplus as of December 31, 2023 and December 31, 2022 are as follows:

	2023	2022
Statutory Summary of Operations:
Net Income - Permitted Practice	$218,940	308,474
Investment income from derivatives	184,729	(61,725)
Change in Reserves	(93,141)	(126,343)
Realized Gains and Losses	(181,759)	157,490

Net Income - NAIC	$128,769	277,896

Capital and Surplus - Permitted Practice	$2,418,373	1,747,356
Income Impact from Derivative Instruments	59,420	56,449
Deferred Taxes	13,628
Unrealized Gains from Derivatives	259,580	157,490
Reserves	(121,607)	(126,346)
Capital and Surplus - NAIC	$2,629,393	1,834,950

20

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(3)	Disclosures Concerning Fair Value of Financial Instruments

(a)	Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair hierarchy are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3	Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical

21

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2023 and 2022 were as follows:

	December 31, 2023
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$17,755,847	16,107,015	437,938	8,346,914	7,322,163	—
Preferred stocks	172,980	172,904	—	88,079	84,826	—
Common stocks	217,226	217,226	3,287	193,614	20,325	—
Mortgage loans	3,575,988	3,232,068	—	3,232,068	—	—
Cash, cash equivalents and short-term investments	2,748,167	2,748,167	2,748,167	—	—	—
Contract loans	6,814	6,814	6,814	—	—	—
Other invested assets	1,203,929	1,196,899	4,483	148,572	851,433	192,410
Derivative instruments	116,244	375,826	—	345,548	30,278	—
Receivable for securities	16,124	16,124	16,124	—	—	—
Separate account assets	826,195	688,135	68,089	—	620,046	—

General account liabilities:
Liability for deposit-type contracts	$4,361,929	4,361,929	—	—	4,361,929	—
Amount payable under reinsurance agreements	9,747	9,747	9,747	—	—	—
Derivative collateral	243,504	243,504	243,504	—	—	—
Payable for securities	14,311	14,311	14,311	—	—	—
Loan payable	65	65	65	—	—
Separate account liabilities	826,195	688,135	68,089	—	620,046	—

22

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	December 31, 2022
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$17,342,677	15,649,804	28,586	8,599,935	7,021,283	—
Preferred stocks	244,882	245,482	—	135,130	110,352	—
Common stocks	279,830	279,830	—	189,561	90,269	—
Mortgage loans	3,778,346	3,410,353	—	3,410,353	—	—
Cash, cash equivalents and short-term investments	1,651,357	1,651,357	1,651,357	—	—	—
Contract loans	7,263	7,263	—	—	8,204	—
Other invested assets	1,193,976	1,191,280	—	951,098	80,598	159,584
Derivative instruments	131,511	126,146	—	126,146	—	—
Receivable for securities	94,565	94,565	94,565	—	—	—
Separate account assets	783,986	656,876	62,773	—	594,103	—

General account liabilities:
Liability for deposit-type contracts	$4,723,650	4,723,650	—	—	4,723,650	—
Amount payable under reinsurance agreements	3,900	3,900	3,900	—	—	—
Derivative collateral	81,892	81,892	81,892	—	—	—
Payable for securities	255,385	255,385	255,385	—	—	—
Loan payable	100,000	100,000	100,000
Separate account liabilities	783,986	656,876	62,773	—	594,103	—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I)	Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company’s valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price

23

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

(II)	Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III)	Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV)	Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 150 to 360 basis points over treasury rates of a comparable tenor.

(V)	Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI)	Contract Loans

The carrying values approximate fair value.

(VII)	Other Invested Assets

The fair values of other invested assets in the table above, which consist of limited partnerships, limited liability companies, collateral loans, and surplus notes are determined as follows:

(a)	Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

(b)	Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

24

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(c)	Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

(VIII)	Derivative Financial Instruments

The Company’s derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (LIBOR) basis curves, option volatilities and credit spreads. The Company’s derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

(IX)	Separate Accounts

Separate account assets and liabilities are carried at contract value, fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value, adjusted for stable value protection as applicable, and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate accounts assets carried at contract value, were $154,043 and $142,151 as of December 31, 2023 and 2022, respectively.

(X)	Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

25

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(b)	Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company’s assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	1,207	—	1,207
Preferred stocks	—	88,079	84,826	172,905
Common stocks	3,287	193,614	20,325	217,226
Derivatives	—	(1,513)	—	(1,513)
Other invested assets	2,983	948	79,902	83,833
Separate account assets	$68,089	—	620,046	688,135

Separate account liabilities	$68,089	—	620,046	688,135

	December 31, 2022
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	1,125	—	1,125
Common stocks	—	189,561	90,269	279,830
Derivatives	—	9,155	—	9,155
Other invested assets	—	13,154	80,598	93,752
Separate account assets	$62,773	—	594,103	656,876

Separate account liabilities	$62,773	—	594,103	656,876

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100R fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2023 and 2022.

26

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2023 and 2022:

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2022	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2023
Bonds	$—							—	—
Common stocks	90,269	(233)	(10,964)	22,548	(37,587)	—	(43,708)	—	20,325
Preferred stocks	—	—	(88)	—	(203)	85,117	—		84,826
Other invested assets	80,598	(9,595)	(6,705)	7,800	(32,408)	40,435	(222)	—	79,903
Separate account assets/ liabilities	594,103	—	58,785	—	(21,892)	—	(10,950)	—	620,046
Total	$764,970	(9,828)	41,028	30,348	(92,090)	125,552	(54,880)	—	805,100

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2021	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2022
Bonds	$24,705	—	(1,471)	—	—	—	(23,234)	—	—
Common stocks	70,728	(9,484)	(1,798)	14,625	(4,738)	20,936	—	—	90,269
Other invested assets	85,134	—	9,432	—	(13,968)	—	—	—	80,598
Separate account assets/ liabilities	557,315	69,142	—	—	—	—	(32,354)	—	594,103
Total	$737,882	59,658	6,163	14,625	(18,706)	20,936	(55,588)	—	764,970

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels as discussed in Note 3(a). Transfers in and out of Level 3 are primarily the result of using internal valuation models and estimates or reclassifications of invested assets.

27

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2023
	Assets/			Input/range
	liabilities		Unobservable	of inputs
	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)

Assets:
Common stock
Industrial	13,511	Internal model or third party valuation	Yield curve, discount rate	12%
Industrial	6,814	Cost/net asset value	Trade price, net asset value	N/A
Preferred stock				N/A
Industrial	84,826	Discounted cash flow model	Yield curve, discount rate	5.4-7.5%
Other invested assets	79,902	Cost, pricing vendor, net asset value	Trade price, net asset value	N/A
Total equities	$185,053

Separate accounts:
Funds	620,046	Net asset value	Net asset value	N/A

	December 31, 2022
	Assets/			Input/range
	liabilities		Unobservable	of inputs
	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)

Assets:
Common stock	90,269	Internal model, cost, trade price	Yield curve, discount rate, cost, trade price	Treasury curve
Other invested assets	80,598	Cost, net asset value	Cost, net asset value	N/A
Total equities	$170,867

Separate accounts:
Funds	594,103	Net asset value	Net asset value	N/A

28

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(4)	Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2023 and 2022 are as follows:

	2023
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$111,504	1,349	(6,137)	106,716
U.S. states, territories and possessions	9,026	—	(791)	8,235
U.S. political subdivisions of states, territories and possessions	131,524	9	(25,828)	105,705
U.S. special revenue, special assessment obligations	2,905,533	2,826	(495,074)	2,413,285
Industrial and miscellaneous unaffiliated	14,475,498	38,807	(1,155,800)	13,358,505
Hybrid securities	122,762	1,659	(9,852)	114,569
Total bonds	17,755,847	44,650	(1,693,482)	16,107,015

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$226,648	2,758	(12,179)	217,227

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$207,819	34	(34,949)	172,904

29

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	2022
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$120,429	1,010	(7,321)	114,118
U.S. states, territories and possessions	11,129	—	(1,071)	10,058
U.S. political subdivisions of states, territories and possessions	132,066	6	(33,512)	98,560
U.S. special revenue, special assessment obligations	3,101,113	2,208	(573,007)	2,530,314
Industrial and miscellaneous unaffiliated	13,847,611	48,568	(1,117,961)	12,778,218
Hybrid securities	130,329	1,629	(13,422)	118,536
Total bonds	17,342,677	53,421	(1,746,294)	15,649,804

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$283,243	2,485	(5,898)	279,830

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$284,019	591	(39,128)	245,482

30

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

As of December 31, 2023 and 2022, bonds with a carrying value of $6,601 and $6,355, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.04% of admitted assets.

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2023 and 2022:

	2023
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$1,993	(11)	69,774	(6,126)	71,767	(6,137)
U.S. States, territories and possessions	—	—	8,235	(791)	8,235	(791)
U.S. political subdivisions of states, territories and possessions	—	—	104,746	(25,828)	104,746	(25,828)
U.S. special revenue, special assessment obligations	13,018	(198)	2,363,457	(494,876)	2,376,475	(495,074)
Industrial and miscellaneous unaffiliated	1,207,510	(49,345)	9,385,650	(1,106,455)	10,593,160	(1,155,800)
Hybrid securities			86,441	(9,852)	86,441	(9,852)
Total bonds	$1,222,521	(49,554)	12,018,303	(1,643,928)	13,240,824	(1,693,482)
Common stocks	$15,975	(9,206)	7,189	(2,973)	23,164	(12,179)
Preferred stocks	$30,068	(198)	107,900	(34,751)	137,968	(34,949)

	2022
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$81,070	(6,721)	4,503	(600)	85,573	(7,321)
U.S. States, territories and possessions	10,058	(1,071)	—	—	10,058	(1,071)
U.S. political subdivisions of states, territories and possessions	40,684	(10,355)	56,844	(23,158)	97,528	(33,513)
U.S. special revenue, special assessment obligations	941,869	(134,749)	1,571,071	(438,258)	2,512,940	(573,007)
Industrial and miscellaneous unaffiliated	8,848,278	(710,974)	2,313,878	(404,314)	11,162,156	(1,115,288)
Hybrid securities	73,967	(11,429)	17,940	(1,993)	91,907	(13,422)
Total bonds	$9,995,926	(875,299)	3,964,236	(868,323)	13,960,162	(1,743,622)
Common stocks	$12,177	(3,002)	7,025	(2,896)	19,202	(5,898)
Preferred stocks	$23,560	(12,031)	80,712	(27,097)	104,272	(39,128)

31

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

These securities are included in the Company’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2023 and 2022, 91.3% and 90.7% of the securities are rated investment grade, and 8.7% and 9.3% of the securities are rated as noninvestment grade. Investment grade is defined as those securities rated a “1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $15,645 and $19,454 during 2023 and 2022, respectively. The Company recognized $8 and $0 realized losses for OTTI of loan-backed securities during 2023 and 2022, respectively.

There were no loan-backed and structured securities as of December 31, 2023 and 2022, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment.

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2023 by contractual maturity are as follows:

	Carrying
	value	Fair value
Due in one year or less	$350,823	345,277
Due in one year through five years	3,167,597	3,078,307
Due in five years through ten years	4,062,607	3,887,236
Due after ten years	4,959,577	4,066,701
	12,540,604	11,377,521
Mortgage-backed and other asset-backed	5,215,243	4,728,246
Total	$17,755,847	16,105,767

32

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

The  Company’s ten largest  exposures to  a  single  issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2023 are as follows:

			Percent of
			Admitted
Issuer	Type	Amount	total assets
American Media Productions, LLC	Bonds	350,000	1.3%
LCN LLC	Bonds	272,234	1.03%
Kosmos Management, LLC	Bonds	189,763	0.72%
CIFC Corp.	Bonds	150,000	0.57%
Plus Power Enterprises	Bonds	100,000	0.38%
Danetown Funding	Bonds	85,607	0.32%
Secured Loan Fudning 06-1, LLC	Bonds	85,000	0.32%
Daltonville Capital, LLC	Bonds	84,781	0.32%
Blackburn Coll Finance 2021 03	Bonds	80,000	0.30%
Greywolf Captial Management, LP	Bonds	79,423	0.30%

The table below indicates the amount of FHLB stock purchased/owned, which is 0.67% and 0.70% of admitted assets as of December 31, 2023 and 2022, respectively:

	2023	2022
FHLB stock purchased/owned as part of the agreement:
Membership stock – Class A	$—	—
Membership stock – Class B	10,000	10,000
Activity stock	166,525	166,025
Excess stock	—	—
Aggregate total	$176,525	176,025

Membership stock				6 Months to
(Class A and B)	Current year	Not eligible	Less than 6	less than	1 to Less
eligible for redemption	total	for redemption	months	1 year	than 3 years	3 to 5 Years
Class A	$—	—	—	—	—	—
Class B	10,000	—	—	—	—	10,000

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans.

33

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Reverse Repurchase Agreements Transactions Accounted for as Secured Lending

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company’s investment guidelines. Each reverse repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new reverse repurchase agreement with the same counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and its assessment of the counterparty and collateral’s performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less than 102%. Each of the Company’s reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions. The Company’s reverse repurchase agreements are bilateral and the Company does not enter into tri-party reverse repurchase agreements.

The following provides information related to reverse repurchase activity for 2023.

	Year Ended December 31, 2023
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	124,604	124,602	292,602	292,602

Ending balance
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	124,604	124,602	292,602	292,602

Fair value of securities acquired under repo
Maximum amount	$168,794	204,471	223,798	381,940
Ending balance	168,794	204,471	223,798	381,940

All reverse repurchase agreements were considered secured borrowing in 2023 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into repurchase agreements pursuant to the Company’s investment guidelines. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a

34

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with the same counterparty. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance. The Company’s repurchase agreements are bilateral and the Company does not enter into tri-party repurchase agreements.

The following provides information related to repurchase ending quarterly balances during 2023 and 2022.

	2023
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	—	213,878	217,035	—

Ending balance
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	—	213,878	217,035	—

Fair value of securities provided under repo
Maximum amount	$—	222,489	210,736	—
Ending balance	—	222,489	210,736	—

Carrying value of securities provided under repo
Maximum amount	$—	233,322	233,332	—
Ending balance	—	233,322	233,322	—

All repurchase agreements were considered secured borrowing in 2023 for which all securities provided under these arrangements were NAIC 1 and 2 rated instruments.

(5)	Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and residential real estate. The Company had 10 commercial mortgages with $120 interest due greater than 30 days past due and 30 residential mortgages with $1,375 in interest due greater than 30 days past due at the end of 2023. The Company had one commercial mortgage with no interest due (in foreclosure) and 256 residential mortgages with $2,900 in interest due greater than 30 days past due at the end of 2022. The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2023 and 2022 were 49% and 58% with a maximum of 75.7% and 68% for any single loan during both 2023 and 2022, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. In 2023 and 2022, the Company recorded a valuation allowance on residential mortgages of $5,981 and $6,015 at December 31, 2023 and 2022, respectively. Commercial and residential mortgages have interest rates ranging from 2.5% to 16.4%

35

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

per annum. During 2023 and 2022, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $18,476 and $16,518 at December 31, 2023 and 2022, respectively.

The tables below provide additional information regarding commercial and residential mortgage loans:

	December 31, 2023		December 31, 2022
	Carrying	Percent of	Carrying	Percent of
Collateral type	value	total	value	total
Multifamily	$1,099,213	30.7%	$1,045,859	27.6%
Other	564,252	15.7%	761,619	20.1%
Industrial	757,105	21.1%	699,168	18.7%
Office buildings	300,745	8.4%	411,422	10.9%
Retail	245,819	6.9%	247,263	6.5%
Residential	614,835	17.2%	619,030	16.4%
Total before allowance	3,581,969	100.0%	3,784,361	100.0%
Valuation allowance	(5,981)		(5,868)
Total	$3,575,988		$3,778,493

	December 31, 2023		December 31, 2022
	Carrying	Percent of	Carrying	Percent of
Geographic region	value	total	value	total
East	$638,658	17.8%	$614,511	16.2%
Midwest	583,431	16.3%	664,368	17.6%
South	1,045,621	29.2%	1,064,171	28.1%
West	1,304,364	36.4%	1,432,632	37.9%
Foreign	9,895	0.3%	8,679	0.2%
Total	$3,581,969	100.0%	$3,784,361	100.0%

The Company uses an internal rating system based upon the NAIC Risk Based Capital (RBC) methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA-highest quality to BB-low quality (watch) and then D-default or F-foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as

36

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

The following table illustrates the Company’s commercial mortgage loan portfolio categorized by the five risk cohorts established for risk based capital which take into consideration loan-to-value and debt service coverage ratios to evaluate the relative risk of each commercial mortgage. Also provided is the equivalent Moody’s designation:

	December 31, 2023
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,172,991	1,482,183	290,294	16,960	4,706	2,967,134

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,311,070	1,632,168	214,122	7,972	—	3,165,332

37

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(6)	Net Investment Income

Major categories of net investment income for the years ended December 31, 2023 and 2022, are summarized as follows:

	2023	2022
Income (loss):
Bonds	$980,927	874,247
Preferred stock (unaffiliated)	15,863	20,944
Common stock (unaffiliated)	17,951	21,196
Mortgage loans	180,994	162,311
Real estate	210	155
Policy loans	396	454
Short-term investments	135,803	58,145
Derivative instruments	(71,908)	(83,131)
Assumed investment income	—	7,910
Ceded investment income	(190,939)	(151,427)
Other invested assets	92,122	99,148
Other	(993)	1,441
Total gross investment income	1,160,426	1,011,393
Investment expense	(31,867)	(23,257)
Net investment income before amortization of net IMR gains	1,128,559	988,136
Amortization of IMR gains	9,843	15,791
Net investment income	$1,138,402	1,003,927

The cumulative amount of interest that has been paid-in-kind and included in the principal balance of investments in bonds at December 31, 2023 was $13,350. The Company has investments in trust notes included in bonds that allow the deferral of interest. Total interest deferred related to trust notes included in investment income due and accrued at December 31, 2023 was $197,000.

38

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	2023	2022
Net realized gains/(losses):
Gross gains:
Bonds	$2,804	6,805
Derivatives	5,215	40,614
Other invested assets	162	1,239
Other	(355)	142
Total gross gains	7,826	48,800
Gross (losses):
Bonds	(11,860)	(87,349)
Derivatives	(6,673)	(5,081)
Other invested assets	(10,462)	(16,803)
Other	(1,193)	(19,849)
Total gross losses	(30,188)	(129,082)
Amounts assumed/ceded	3,185	6,883
Net realized gains/(losses)	(19,177)	(73,399)
Net gains/(losses) allocated to IMR	(8,736)	(86,280)
Net gains/(losses) allocated to AVR	(10,441)	12,881
Net realized gains/(losses)	(19,177)	(73,399)
Net gains/(losses) allocated to AVR	(10,441)	12,881
Tax (benefit) expense	(2,193)	2,705
Reported net realized gains/(losses)	$(8,248)	10,176

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2023 and 2022 were $213,008 and $1,173,650, respectively. Gross gains of $2,796 in 2023, $6,024 in 2022 and gross losses of $6,739 in 2023 and $76,764 in 2022 were realized on those sales.

(7)	Derivative Instruments

In 2021 and prior, the Company accounted for its financial options and interest rate swaps/forwards in accordance with SSAP No. 86, Derivatives (SSAP no. 86) (see note 2). SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting). The Company does not currently employ hedge accounting for interest rate swaps/forward in derivative instruments in 2022 or derivative instruments in 2021. Beginning in 2022, the Company began accounting for financial options under the Iowa Prescribed

39

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Method in connection with the permitted practice discussed further in Note 2 of the statutory financial statements.

(a)	Financial Options

Through November, 2022, the Company purchased over the counter index options through its wholly-owned subsidiary, ET IHL II, to hedge against certain equity indexed liabilities. In November, 2022, ET IHL IT transferred all remaining index options to the Company at cost in connection with the permitted practice discussed in Note 2. These options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default. Changes in the fair value of these instruments were reported through net investment income by ET IHL II and unrealized gains and losses by the Company.

(b)	Interest Rate Swaps

The Company may utilize interest rate swaps to hedge interest rate risk. These swaps are considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not enter into interest rate swaps during 2023 or 2022.

(c)	Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the insurer uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The insurer also enters into a forward contract with a counterparty, usually a one, three or six month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the insurer making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

40

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

A summary of derivative asset and liability positions held by the Company as of December 31, 2023 and 2022, including carrying value and estimated fair values, appears below:

	December 31, 2023			December 31, 2022
	Number of	Carrying	Estimated	Number of	Carrying	Estimated
	contracts	value	fair value	contracts	value	fair value

Financial options	2,680	$117,759	377,339	2,658	$130,558	125,193
Foreign currency forward	14	(5,830)	(5,830)	3	953	953
Financial futures	—	—	—	—	—	—
Foreign currency swaps	2	4,317	4,317	—	—	—
Interest rate swaps	—	—	—	—	—	—
Total derivatives	2,696	$116,246	375,826	2,661	$131,511	126,146

The effects of the Company’s use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2023 and 2022 were as follows:

		December 31, 2023			December 31, 2022
		Change in	Net		Change in	Net
		unrealized	realized		unrealized	realized
		capital	capital	Net	capital	capital	Net
		gains	gains	investment	gains	gains	investment
		(losses)	(losses)	income	(losses)	(losses)	income
Financial options	Asset	$—	—	184,729	—	—	(82,425)
Foreign currency forward	Asset	(3,886)	—	—	(8,751)	—	—
Financial futures	Both	—	—	—	—	—	—
Foreign currency swap	Both	—	—	—	—	—	—
Interest rate swap	Asset	—	—	—	—	—	—
Total derivatives		$(3,886)	—	184,729	(8,751)	—	(82,425)

The Company ceded net realized (losses) gains totaling $15,484 and $(2,066) during 2023 and 2022, respectively. The Company ceded option amortization expense totaling $21,852 and $13,779 at December 31, 2023 and 2022, respectively. The Company received cash collateral related to derivative transactions totaling $232,534 and $81,892 at December 31, 2023 and 2022, respectively. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities. No off-balance sheet collateral was held at December 31, 2023 or 2022.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2023 and 2022, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

41

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(8)	Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes,

Current income taxes consist of the following major components:

	December 31
	2023	2022
Current income tax:
Federal	$146,294	45,753
Subtotal	146,294	45,753
Federal income tax expense (benefit) on net capital gains	(4,027)	(15,414)
Other	3,429	1,001
Total federal and foreign income taxes expense (benefit)	$145,696	31,340

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2023 and 2022 are as follows:

42

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	December 31, 2023
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$357,735	75,124	21.00%
Deferred gain on reinsurance	469,982	98,696	27.59%
Insurance reserve adjustment		876	0.24%
Wholly owned disregarded entities	10,998	2,310	0.65%
Other tax adjustments	6,753	1,418	0.38%
Total	$845,468	178,424	49.86%

Federal income taxes incurred		145,696	40.73%
Change in net deferred income taxes		32,728	9.13%
Total statutory income taxes		178,424	49.86%

	December 31, 2022
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$271,652	57,047	21.00%
Investment related	(42,446)	(8,914)	(3.28)%
Insurance reserve adjustment	154,887	32,526	11.97%
Wholly owned disregarded entities	(213,443)	(44,823)	(16.50)%
Other tax adjustments	(5,147)	(1,104)	(0.42)%
Total	$165,503	34,732	12.77%

Federal income taxes incurred		31,340	11.54%
Change in net deferred income taxes		3,392	1.23%
Total statutory income taxes		34,732	12.77%

43

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

The components of the net deferred tax asset (liability) at December 31, 2023 and 2022 are as follows:

	December 31, 2023			December 31, 2022			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$88,041	15,303	103,344	118,708	28,029	146,737	(30,667)	(12,726)	(43,393)
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	88,041	15,303	103,344	118,708	28,029	146,737	(30,667)	(12,726)	(43,393)
Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal – (gross admitted deferred tax asset)	88,041	15,303	103,344	118,708	28,029	146,737	(30,667)	(12,726)	(43,393)
Deferred tax liabilities	111,696	23,612	135,308	129,083	12,829	141,912	(17,387)	10,783	(6,604)
Net admitted deferred tax asset (liability)	$(23,655)	(8,309)	(31,964)	(10,375)	15,200	4,825	(13,280)	(23,509)	(36,789)

		December 31, 2023			December 31, 2022			Change
Description		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$		6,268	6,268	—	15,277	15,277	—	(9,009)	(9,009)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation		41,479	6,308	47,787	50,355	3,355	53,710	(8,876)	2,953	(5,923)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date			6,308	6,308	50,355	3,355	53,710	(50,355)	2,953	(47,402)
Adjusted gross deferred tax assets allowed per limitation threshold					XXX	XXX	257,806	XXX	XXX	(257,806)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities		46,562	2,727	49,289	68,353	9,397	77,750	(21,791)	(6,670)	(28,461)
Deferred tax assets admitted as the result of application of SSAP 101		$88,041	15,303	103,344	118,708	28,029	146,737	(30,667)	(12,726)	(43,393)

Description	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,087.31%	835.35%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$2,704,817	2,038,811

44

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$88,041	15,303	118,708	28,029	(30,667)	(12,726)
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—	—	—	—	—	—
Net admitted adjusted gross deferred tax assets	88,041	15,303	118,708	28,029	(30,667)	(12,726)
Percentage of net admitted adjusted gross deferred tax assets by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—	—

The Company does not have deferred tax liabilities that it has not recognized.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2023 and 2022 are as follows:

45

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

	December 31
	2023	2022	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$48,649	94,951	(46,302)
Investments	13,628
Deferred acquisition costs	25,379	22,438	2,941
Fixed assets	338	—	338
Receivables-nonadmitted	—	9	(9)
Other (including items <5% of total ordinary tax assets)	47	1,310	(1,263)
Subtotal	88,041	118,708	(44,295)
Admitted ordinary deferred tax assets	88,041	118,708	(30,667)
Capital:
Investments	15,303	27,998	(12,695)
Real estate	—	31	(31)
Subtotal	15,303	28,029	(12,726)
Admitted capital deferred tax assets	15,303	28,029	(12,726)
Admitted deferred tax assets	103,344	146,737	(43,393)

	December 31
	2023	2022	Change
Deferred tax liabilities:
Ordinary:
Investments	$38,290	30,392	7,898
Policyholder reserves	73,406	98,464	(25,058)
Fixed Assets	—	227	(227)
Other (including items <5% of total ordinary tax assets)	—	—	—
Subtotal	111,696	129,083	(17,387)
Capital:
Investments	23,332	12,549	10,783
Other (including items <5% of total capital tax assets)	280	280	—
Subtotal	23,612	12,829	10,783

Deferred tax liabilities	135,308	141,912	(6,604)
Net deferred tax assets/liabilities	(31,964)	4,825	(36,789)

46

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

	December 31,
	2023	2022	Change
Total deferred tax assets	$103,344	146,737	(43,393)
Total deferred tax liabilities	135,308	141,912	(6,604)
Net deferred tax asset/ (liability)	(31,964)	4,825	(36,789)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/ (liability) after valuation allowance	$(31,964)	4,825	(36,789)
Tax effect of unrealized (gains)/losses			4,061
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax ((expense)/benefit)			$(32,728)

At December 31, 2023 and 2022, the Company did not have any operating loss carryforwards, or AMT credit carryforwards. In 2022, the Company incurred capital losses that can be carried back or forward depending on the capital gains available for recoupment.

The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses as of December 31, 2023, 2022 and 2021:

	Ordinary	Capital	Total
2021	—	41,689	41,689
2022	—	—	—
2023	—	—	—

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. As of 12/31/2023 the calendar years 2018 through 2022 remain open for examination by the Internal Revenue Service. The tax returns for years 2018 and 2019 are under the IRS examination as of 12/31/2023. As part of

47

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

the examination statutes of limitations for years 2015 through 2017 had been extended since those were the years amended as part of ordinary and capital losses carryback claims.

The Inflation Reduction Act was enacted in 2022. The Act created the new Corporations Alternative Minimum Tax (“CAMT”), which imposes a 15% minimum tax on the adjusted financial statement income of large corporations for taxable years beginning after December 31, 2022. The CAMT generally applies to large corporations with three-year average annual financial statement income exceeding $1 billion. The Company has determined that it will not be subject to CAMT based on the financial income average under $1 billion.

The Company has determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

(9)	Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2023 and 2022 are as follows:

	2023		2022
	Assumed	Ceded	Assumed	Ceded
Premiums	$4,295	17,004	5,097	9,967
Annuity and surrender benefits	67,826	631,506	59,771	373,177
Increase (decrease) in policy reserves	(53,087)	192,940	(289,434)	170,558

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

Effective 10/01/2023, EquiTrust Life Insurance Company (ELIC) entered into an indemnity reinsurance agreement with Hannover Life Reassurance of America (Bermuda) Ltd. for specified closed blocks of FIA with GLWB policies in force on the Effective Date, issued between January 1, 2014 and December 31, 2023. The financial statement impact of this treaty resulted in a reduction of reserves of $348,730, offset by a surplus increase of $288,283 and Commission and Expense Allowances on Reinsurance Ceded of $60,447 and increased Income Taxes of $49,107.

Effective 12/31/2023, EquiTrust Life Insurance Company entered a quota share reinsurance treaty with RGA Reinsurance Company, LTD. to transfer risks related to its Fixed Indexed Annuity block. The proposed block would include in-force policies without guaranteed lifetime withdrawal benefits (GLWBs) issued between 2014 and 2022. The financial statement impact of this treaty resulted in a reduction of reserves of $206.923, offset by a surplus increase of $206,923.

48

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(10)	Related Parties

As discussed in note 9, the Company has various reinsurance agreements with a former affiliate.

The Company had an investment of $0 and $25,800 with EquiTrust Principal Investment Company, LLC (EPIC), an affiliated entity at December 31, 2023 and 2022, respectively. The underlying asset was transferred at carrying cost to ELIC in Q3 of 2023. Any associated losses incurred were reimbursed to EPIC at that time.

The Company made cash contributions of $0 and $0 to ET IHL II in 2023 and 2022, respectively.

Prior to November 2022, ELIC has provided a guarantee to ET IHL II for its obligations that arise out of the ET IHL II futures accounts and options on futures accounts (collectively, the Accounts). The Accounts were established pursuant to Accounts agreements entered into between the Company and ET IHL II for the purposes of executing, clearing and/or carrying futures contracts, options contracts and/or over-the-counter derivative products. In the event that ET IHL II is unable to meet its obligations under its applicable agreement, ELIC has agreed to fulfill such obligations. The potential obligations under the parent guarantee for ELIC includes covering (i) any funding shortfalls related to contracts and agreements to purchase securities or commodities, swap agreements, margin loans, repurchase agreements pursuant to the applicable ET IHL II agreement; and (ii) any costs incurred to enforce or protect its rights under the applicable ET IHL II agreement. In connection with the permitted practice discussed in Note 2 of the statutory financial statements, ET IHL II was dissolved in 2022.

Effective April 1, 2019, the Company is party to a Master Agency Agreement and an Employee Transition Services Agreement with EquiTrust Insurance Marketing Services, LLC (EIMS) a newly formed, wholly-owned subsidiary of EquiTrust Holdings, LLC. EquiTrust Holdings, LLC is a parent of the Company. Pursuant to the agreement, the Company provides transition services and EIMS provides various agency management and insurance marketing services. Fees are accrued monthly and settled quarterly in arrears. Pursuant to the Master Agency Agreement with EIMS, the Company makes trail commission payments to EIMS on certain products through the end of surrender periods. The Company made commission payments to EIMS of $0 and $153,081 in 2023 and 2022, respectively. The commission payments are reported on the statements of operations as commissions under benefits and expenses. Effective February 28, 2022, the Company no longer makes trail commission payments and all commissions are expensed as incurred. Refer to Note 2(h) for additional information.

The Company has a wholly owned subsidiary agency, Searcy Insurance Agency, LLC. Prior to 2020, this subsidiary agency was recorded at amortized cost and as a non-admitted asset due to the lack of audited financial statement information in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The distributed earnings and U.S. GAAP Equity method valuation for the Searcy Insurance Agency, LLC for the years ended December 31, 2023 and 2022 are as follows:

49

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Searcy Insurance Agency, LLC	2023	2022
Distributed earnings	$—	—
GAAP equity method	$8,995	7,344

The Company did not make any cash contributions to this subsidiary in 2023 and 2022.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(11)	Policy Liabilities (in Millions of Dollars)

The Company has $757.6 and $813.8 of life insurance reserves at December 31, 2023 and 2022, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Arizona Department of Insurance was $3.0 and $3.1 at December 31, 2023 and 2022, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

As of December 31, 2023, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

			2023	General	Separate accounts with	Separate accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$14,693.8	$—	$—	$14,693.8	81.4
		b.	At book value less current surrender charge of 5% or more	595.3	—	—	595.3	3.3
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	15,289.1	—	—	15,289.1	84.7
		e.	At book value without adjustment (minimal or no charge or adjustment)	1,858.2	—	33.9	1,892.0	10.5
	(2)		Not subject to discretionary withdrawal	113.9	—	758.1	872.0	4.8
	(3)		Total (gross: direct + assumed)	17,261.2	—	792.0	18,053.1	100.0%
	(4)		Reinsurance ceded	2,384.8	—	33.9	2,418.7
	(5)		Total net (3) - (4)	$14,876.4	$—	$758.1	$15,634.5
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$136.6	$—	$—	$136.6

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
B.	Group annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,613.3	$—	$—	$1,613.3	91.4%
		b.	At book value less current surrender charge of 5% or more	0.2	—	—	0.2	0.0
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1,613.5	—	—	1,613.5	91.4
		e.	At book value without adjustment (minimal or no charge or adjustment)	139.8	—	—	139.8	7.9
	(2)		Not subject to discretionary withdrawal	11.4	—	—	11.4	0.6
	(3)		Total (gross: direct + assumed)	1,764.7	—	—	1,764.7	100.0%
	(4)		Reinsurance ceded	441.7	—	—	441.7
	(5)		Total net (3) - (4)	$1,323.0	$—	$—	$1,323.0
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$0.1	$—	$—	$0.1

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
C.	Deposit-type contracts (no life contingencies):
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$530.0	$—	$—	$530.0	11.3%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	530.0	—	—	530.0	11.3
		e.	At book value without adjustment (minimal or no charge or adjustment)	322.7	—	—	322.7	6.9
	(2)		Not subject to discretionary withdrawal	3,831.9	—	—	3,831.9	81.8
	(3)		Total (gross: direct + assumed)	4,684.6	—	—	4,684.6	100.0%
	(4)		Reinsurance ceded	322.7	—	—	322.7
	(5)		Total net (3) - (4)	$4,361.9	$—	$—	$4,361.9
	(6)		Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2023, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R pp49:

December 31, 2023
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	16,180.5
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (Net)	18.9
Exhibit 7, Deposit-Type Contracts	4,361.9
Subtotal General Account	20,561.3

Separate Account Annual Statement
Other contract deposit funds	758.1
Subtotal Separate Account	758.1
Combined total	21,319.4

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

As of December 31, 2022, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

				December 31, 2023
					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$13,296.4	$—	$—	$13,296.4	80.9
		b.	At book value less current surrender charge of 5% or more	515.7	—	—	515.7	3.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	13,812.1	—	—	13,812.1	84.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	1,763.3	—	32.8	1,796.2	10.9
	(2)		Not subject to discretionary withdrawal	97.4	—	721.2	818.6	5.0
	(3)		Total (gross: direct + assumed)	15,672.8	—	754.1	16,426.9	100.0%
	(4)		Reinsurance ceded	2,310.1	—	32.9	2,343.4
	(5)		Total net (3) - (4)	$13,362.2	$—	$721.2	$14,083.5
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$183.9	$—	$—	$183.9

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
B.	Group annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,808.6	$—	$—	$1,808.6	93.2%
		b.	At book value less current surrender charge of 5% or more	1.7	—	—	1.7	0.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1,810.3	—	—	1,810.3	93.3
		e.	At book value without adjustment (minimal or no charge or adjustment)	118.3	—	—	118.3	6.1
	(2)		Not subject to discretionary withdrawal	12.4	—	—	12.4	0.6
	(3)		Total (gross: direct + assumed)	1,940.9	—	—	1,940.9	100.0%
	(4)		Reinsurance ceded	418.3	—	—	418.3
	(5)		Total net (3) - (4)	$1,522.6	$—	$—	$1,522.6
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$0.3	$—	$—	$0.3

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
C.	Deposit-type contracts (no life contingencies):
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$509.9	$—	$—	$509.9	10.1%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	509.9	—	—	509.9	10.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	316.9	—	—	316.9	6.3
	(2)		Not subject to discretionary withdrawal	4,213.8	—	—	4,213.8	83.6
	(3)		Total (gross: direct + assumed)	5,040.5	—	—	5,040.5	100.0%
	(4)		Reinsurance ceded	316.9	—	—	316.9
	(5)		Total net (3) - (4)	$4,723.7	$—	$—	$4,723.7
	(6)		Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2022, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R pp49:

December 31, 2022
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	14,866.2
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (Net)	18.6
Exhibit 7, Deposit-Type Contracts	4,723.7
Subtotal General Account	19,608.5

Separate Account Annual Statement
Other contract deposit funds	721.2
Subtotal Separate Account	721.2
Combined total	20,329.7

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
		2023	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;

	(1)	Term policies with cash value	$—	$14.9	$0.9	$—	$—	$—
	(2)	Universal life	82.5	82.4	86.6	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.3	—	—	—
	(4)	Indexed universal life	671.0	665.3	685.8	—	—	—
	(5)	Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance	—	1.4	1.5	—	—	—
	(8)	Variable life	—	—	—	—	—	—
	(9)	Variable universal life	6.0	6.0	6.1	34.2	34.2	34.2
	(10)	Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	—	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	—	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
C.	Total (gross: direct + assumed)		759.5	769.9	781.3	34.2	34.2	34.2
D.	Reinsurance ceded		17.9	34.1	23.8	34.2	34.2	34.2
E.	Total (net) (C) - (D)		$741.6	$735.8	$757.6	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2022, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R pp48:

December 31, 2023
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	757.6
Subtotal General Account	757.6

Separate Account Annual Statement
Other contract deposit funds	-
Combined total	757.6

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
		2022	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;
	(1)	Term policies with cash value	$—	$21.2	$1.5	$—	$—	$—
	(2)	Universal life	88.2	87.4	92.5	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4)	Indexed universal life	735.4	718.7	736.1	—	—	—
	(5)	Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance	—	1.4	1.4	—	—	—
	(8)	Variable life	—	—	—	—	—	—
	(9)	Variable universal life	6.4	6.3	6.4	29.9	29.9	29.9
	(10)	Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	—	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	—	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
C.	Total (gross: direct + assumed)		830.1	835.1	838.6	29.9	29.9	29.9
D.	Reinsurance ceded		18.2	40.6	24.8	29.9	29.9	29.9
E.	Total (net) (C) - (D)		$811.8	$794.4	$813.8	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2022, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R :

December 31, 2022
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	813.8
Subtotal General Account	813.8

Separate Account Annual Statement
Other contract deposit funds	-
Combined total	813.8

Reserves for life and annuity contracts increased from 2023 to 2022 as premium inflow from new sales outpaced benefit outflows. There are $18.9 and $18.7 of supplementary contracts with life contingencies included in the table above in 2023 and 2022, respectively.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company’s strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates the carrying value of collateral pledged related to the membership agreement with the FHLB as of December 31, 2023 and 2022, respectively:

	2023	2022
Collateral held in FHLB custody account	$5,797	6,130

The amount of collateral to admitted assets is 22.0% and 24.2%, in 2023 and 2022 respectively:

The fair value of maximum collateral pledged during 2023 and 2022 is $4,902.6 and $5,124.4, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2023 and 2022 is as follows:

	2023
	General	Separate
	Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$3,700	—	3,700
Other	25	—	25
Aggregate total	$3,725	—	3,725
Policyholder liabilities related to FHLB	$3,518	—	3,518
Maximum amount of borrowing reported:
Funding Agreement	$3,700	—	3,700
Other	25	—	25
Aggregate total	$3,725	—	3,725

	2022
	General	Separate
	Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$4,150	—	4,150
Other	25	—	25
Aggregate total	$4,175	—	4,175
Policyholder liabilities related to FHLB	$3,906	—	3,906
Maximum amount of borrowing reported:
Funding Agreement	$4,150	—	4,150
Other	25	—	25
Aggregate total	$4,175	—	4,175

The Company does not have prepayment obligations under debt, funding agreements, or other borrowing.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(12)	Separate Accounts

The Company’s separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $826,195 and $783,986 of assets legally insulated from the general account as of December 31, 2023 and 2022, respectively. The Company has no non-insulated assets as of December 31, 2023 and 2022, respectively. Information regarding the separate accounts of the Company are as follows:

	2023	2022
Premiums, considerations or deposits	$1,444	562

Reserves at December 31, for accounts with assets at
Fair value	$154,043	142,151
Contract value	672,152	641,835
Total reserves	$826,195	783,986

Reserves with withdrawal characteristics at fair value	$68,089	62,773
Not subject to discretionary withdrawal	758,106	721,213
Total reserves	$826,195	783,986

Fees paid by the separate accounts associated with investment management and administration of the separate accounts was $1,666 and $1,617 at December 31, 2023 and 2022, respectively. There were no amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements or amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2023 and 2022.

(13)	Capital and Surplus

As of December 31, 2023 and 2022, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

The Company did not receive capital contributions from EquiTrust Holdings LLC during 2023 and 2022. There is no capital contribution accrued as of December 31, 2023 and 2022. The Company is subject to statutory and regulatory restrictions imposed by the Arizona Department of Insurance which limits the amount of cash dividends that may be paid to the stockholders. Under Arizona law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s annual statement, unless written approval is obtained from the Arizona Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an ordinary dividend

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

to shareholders without prior approval from the Arizona Department of Insurance in the amount of up to $241,837 in 2024.

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

(14)	Commitments and Contingencies

(a)	Lease Commitments

The Company leases office space in four locations. A ten year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, which runs co-terminus with the original space. A five year lease for an office in Scottsdale AZ was signed on July 24, 2023. Rent expense under these leases totaled $1,207 and $1,205 in 2023 and 2022, respectively.

At December 31, 2023, the minimum aggregate future lease commitments of $3,550 are summarized as follows:

Year ended December 31	Operating
leases
2024	$908
2025	1,010
2026	1,024
2027	368
2028 and thereafter	240
$3,550

(b)	Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments. The table below provides additional

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

information regarding the outstanding commitments:

2023 – Open
Commitments
USIT Investor LLC	225,000
JLC Infrastructure Fund II, L.P	88,579
JLC Infrastructure Fund I, L.P	43,751
Commercial mortgages	129,113
All other	38,715
525,158

(c)	Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. There were no guaranty fund assessments in 2023 and 2022. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

(d)	Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2023 and 2022.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

(15)	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2023 annual statement, management identified presentation differences in the statutory Cash Flow that are included in the accompanying statutory financial statements. Management has moved cash activity associated with Changes in Deposit Type Funds in Net Cash from Operations from Cash from Financing and Miscellaneous Activities. The Company also revised the amount of cash flow from Derivatives and Miscellaneous Proceeds to properly reflect cash activity for new accounts set up for the “Iowa Method” permitted practice. Other Sources, Net, net has been broken out to provide transparency to some of its larger components for years 2022 and 2023, including the removal of a $44,450 temporary offset included in the 2023 annual statement. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying Statutory Financial Statements as of and for the years ended December 31, 2023 and 2022 is provided below.

			(In thousands of dollars)

			2023 Annual	2023 Statutory		2022 Statutory
Cash Flow	Change		Statement	Audit Report		Audit Report
Cash flow from operating activities
Benefits paid	$(385,318)	#	$(1,989,317)	$(2,374,635)
Cash flow from investing activities:
Derivatives and miscellaneous proceeds	$68,046	#	$51,590	$119,636
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Borrowed Funds	$-		$(99,991)	$(99,991)		$100,000
Change in Deposit Type Funds	$361,722	#	$(361,722)	$-		$-
Funds held under coinsurance	$(280,468)	*	$-	$(280,468)	*	$(102,891)	*
Changes in receivable from subsidiary	$2,124	*	$-	$2,124	*	$196,804	*
Changes in Payable from subsidiary	$(786)	*	$-	$(786)	*	$(490,414)	*
Payable for securities lending	$(255,385)	*	$-	$(255,385)	*	$255,385	*
Change in Derivative Liability	$232,534			$232,534	*	$81,892	*
ALIC Funds Withheld	$-		$-	$-		$(330,661)	*
Other sources, net	$(44,450)	#	$44,450	$-
Other sources, net	$301,981	*	$(322,482)	$(20,501)	*	$15,222	*
Net cash used in financing and miscellaneous activities	$317,272		$(739,681)	$(422,409)		$(274,663)

*Breakout item

# Reclassifications subsequent 2023 Annual Statement

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(In thousands of dollars, except per share data)

Subsequent to the filing of the 2022 annual statement, management identified presentation differences in the statutory statements of operations that are included in the accompanying statutory financial statements. Management had presented net transfers on coinsurance ceded in other expenses in the statutory statements of operations instead of as a reduction in premiums and other considerations. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2022 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory statements of operations:
Revenues:
Net transfers on coinsurance ceded	$—	(330,661)
Total revenues:	2,971,676	2,641,015
Benefits and expenses:
Net transfers on coinsurance ceded	330,661	—
Total benefits and expenses:	2,626,624	2,295,963

(16)	Subsequent Events

Management has evaluated events subsequent to December 31, 2023 through May 28, 2024, the date these financial statements were available to be issued.

Effective 1/1/2024 the Company amended the 12/31/2022 Reinsurance Treaty with Atlanta Life Insurance Company to include 2019 issue year for its Choice Four product. The amendment resulted in a 1/1/2024 Reserve Credit of $150,075 with and offsetting Funds Withheld Liability of $150,075.

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2023

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds		$3,356
Other bonds (unaffiliated)		977,571
Bonds affiliates		—
Preferred stocks (unaffiliated)		—
Preferred stocks of affiliates		15,863
Common stocks (unaffiliated)		17,951
Common stocks of affiliates		—
Mortgage loans		180,994
Real estate		210
Premium notes, policy loans, and liens		396
Collateral loans (not included in codification)		—
Cash on hand and on deposit		21,221
Short-term investments		114,582
Other invested assets		92,122
Derivative instruments		(71,908)
Assumed investment income		—
Ceded investment income		(190,939)
Aggregate write-ins for investment income		(993)
Total gross investment income (excluding amortization of IMR)		$1,160,426
Real estate owned (book value less encumbrances)		$25,800
Mortgage loans (book value):		—
Farm mortgages	$
Residential mortgages		608,854
Commercial mortgages		2,967,134
Total mortgages loans		$3,575,988
Mortgage loans by standing (book value):
Good standing		$3,480,526
Good standing with restructured terms		68,655
Interest overdue more than 90 days, not in foreclosure		26,807
Foreclosure in process		—
Total mortgages loans		$3,575,988
Other long-term assets (statement value)		$428,174
Collateral loans		775,755
Bonds and stocks of parents, subsidiaries, and affiliates (book value):
Bonds		$—
Preferred stocks		—
Common stocks		—

66	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2023

(In thousands of dollars)

Bonds and short-term investments by class and maturity
Bonds and short-term investments by maturity (statement value):		2,536,086
Due within one year	$
Over 1 year through 5 years		4,621,212
Over 5 years through 10 years		6,064,837
Over 10 years through 20 years		3,976,179
Over 20 years		2,409,141
Total by maturity		$19,607,455
Bonds and short-term investments by class (statement value):
Class 1		$9,949,282
Class 2		8,450,362
Class 3		1,080,884
Class 4		102,225
Class 5		24,702
Class 6		—
Total by class		$19,607,455
Total bonds publicly traded		$7,021,364
Total bonds privately placed		12,586,091
Preferred stocks (statement value)		172,980
Common stocks (fair value)		217,226
Cash, cash equivalents and short-term investments (book value)		2,748,167
Financial options owned (current value)		117,759
Financial options written and in-force (current value)		—
Financial futures contracts open (current value)		(1,515)
Life insurance in-force:
Industrial		$—
Ordinary		1,025
Credit life		—
Group life		—
Amount of accidental death insurance in-force under ordinary policies		$—
Life insurance policies with disability provision in-force:
Industrial		$—
Ordinary		45
Credit life		—
Group life		—
Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit		$—
Income payable		26,781
Ordinary – involving life contingencies:
Income payable		$1,689

67	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2023

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	2,353
Group – involving life contingencies:
Income payable	$181
Annuities:
Ordinary:
Immediate – amount of income payable	$59,511
Deferred – fully paid account balances	9,304,592
Deferred – not fully paid account balances	6,587,819
Group:
Amount of income payable	$4,111
Deferred – fully paid account balances	1,128,726
Deferred – not fully paid account balances	311,083
Accidental and health insurance – premiums in force:
Ordinary	$—
Group	—
Credit	—
Deposit-funds and dividends accumulations:
Deposit-funds – account balance	$—
Dividend accumulations – account balance	—
Claim payments 2019:
Group accident health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
Other accident and health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
Other coverages that use developmental methods to calculate claim reserves:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
See accompanying independent auditors’ report.

68	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2023

(In thousands of dollars)

			Admitted assets as reported
	Gross investment holdings		in the annual statement
	Amount	Percentage	Amount	Percentage
Long-term Bonds:
U.S. governments	$111,504	0.4%	$111,504	0.4%
All other governments	249	0.0%	249	0.0%
U.S. states, territories and possessions, etc. guaranteed	9,026	0.0%	9,026	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	131,525	0.5%	131,525	0.5%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,905,533	11.2%	2,905,533	11.2%
Industrial and miscellaneous	13,901,656	53.8%	13,901,656	53.8%
Hybrid securities	124,115	0.5%	124,115	0.5%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated bank loans	572,239	2.2%	572,239	2.2%
Total long-term bonds	17,755,847	68.7%	17,755,847	68.7%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	172,980	0.7%	172,980	0.7%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	172,980	0.7%	172,980	0.7%
Common stocks:
Industrial and miscellaneous - publicly traded (unaffiliated)	206,367	0.8%	206,367	0.8%
Industrial and miscellaneous - other	10,860	0.0%	10,860	0.0%
Parent, subsidiaries and affiliates - publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates - other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	217,227	0.8%	217,227	0.8%
Mortgage loans:
Farm mortgages	—	0.0%	—	0.0%
Residential mortgages	614,835	2.4%	614,835	2.4%
Commercial mortgages	2,876,878	11.1%	2,876,878	11.1%
Mezzanine real estate loans	90,256	0.3%	90,256	0.3%
Valuation allowance	(5,981)	0.0%	(5,981)	0.0%
Total mortgage loans	3,575,988	13.8%	3,575,988	13.8%
Real estate
Properties occupied by company	—	0.0%	—	0.0%
Properties held for production of income	—	0.0%	—	0.0%
Properties held for sale	25,800	0.1%	25,800	0.1%
Total real estate	25,800	0.1%	25,800	0.1%
Cash, cash equivalents and short-term investments:
Cash	50,852	0.2%	50,852	0.2%
Cash equivalents	845,707	3.3%	845,707	3.3%
Short-term investments	1,851,608	7.2%	1,851,608	7.2%
Total cash, cash equivalents and short-term investments:	2,748,167	10.6%	2,748,167	10.6%
Contract loans	6,814	0.0%	6,814	0.0%
Derivatives	116,244	0.4%	116,244	0.4%
Other invested assets	1,203,929	4.8%	1,203,929	4.8%
Receivables for securities	16,123	0.1%	16,123	0.1%
Securities lending	—	0.0%	—	0.0%
Total invested assets	$25,839,119	100.0%	$25,839,119	100.0%

See accompanying independent auditors’ report.

(Continued)

69

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2023

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets was $26,366,797 as filed in the 2023.

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2023 by NAIC rating are as follows:

Bonds			Preferred stocks
		Percentage			Percentage
		of total			of total
NAIC Rating	Amount	Admitted	NAIC Rating	Amount	Admitted
NAIC-1	$8,097,674	30.7%	P/ RP-1	$55,365	0.2%
NAIC-2	8,450,362	32.0%	P/ RP-2	117,612	0.4%
NAIC-3	1,080,884	4.1%	P/ RP-3
NAIC-4	102,226	0.4%	P/ RP-4
NAIC-5	24,702	0.1%	P/ RP-5
NAIC-6			P/ RP-6

The Company holds admitted assets in foreign investments of approximately $2,625,416 or 9.96% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in foreign investments, at December 31, 2023 by NAIC rating were as follows:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1	$2,604,118	9.88%
Countries rated NAIC-2	21,298	0.08%
Countries rated NAIC-3 and below
	$2,625,416	9.96%

70

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2023

(In thousands of dollars)

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1
Country: Cayman Islands	$1,695,483	6.4%
Country: United Kingdom	396,595	1.5%
Countries rated NAIC-2
Country: Mexico	21,298	0.1%
Country: None
Countries rated NAIC-3 or below
None

The ten largest non-sovereign (i.e., nongovernmental) foreign issues:

			Percentage
			of total
			admitted
Issuer	NAIC Rating	Amount	assets
LCN European, LLC	1	$137,895	0.5%
British Telecom PLC	2	70,630	0.3%
Signal Peak CLO LLC	1-3	56,364	0.2%
1769 Funding Inc	2	49,386	0.2%
Deutsche Telekom Int Fin	2	44,986	0.2%
HSBC Holdings PLC	2	41,135	0.2%
Talon I LTD	2	40,080	0.2%
Cooperative Rabobank, UA	2	35,000	0.1%
Barclays PLC	2	30,602	0.1%
Anglo American Capital	2	30,156	0.1%

The Company holds Canadian investments of approximately $116,529 or 0.4% of total admitted assets; therefore, detail is not provided.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

71

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2023

(In thousands of dollars)

The ten largest equity interests:

		Percentage
		of total
		admitted
Issuer	Amount	assets
FHLB	$176,525	0.7%
MC Credit Fund II	80,381	0.3%
JLC Infrastructure Fund I LP	56,322	0.2%
Project Submarine	34,933	0.1%
1543 Captial Management	30,840	0.1%
Greywolf Capital Management, LP	24,281	0.1%
Cleveland Avenue F&B Fund II	16,991	0.1%
SERIES 2021-30A CLASS SUB 144A	16,889	0.1%
CLEVELAND AVENUE F&B PARTNERS	13,527	0.1%
OCP_19-16	13,242	0.1%

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $3,575,988 or 13.6% of total admitted assets; Information regarding the Company’s ten largest aggregate mortgage interests at December 31, 2023 is as follows:

			total admitted
Borrower	Type	Amount	assets
FEDEX Boylston	Commercial	$52,200	0.2%
Grand Central Student Apartments	Commercial	44,000	0.2%
Princton Innovation West Cam	Commercial	41,992	0.2%
Halle Industrial Port	Commercial	52,500	0.2%
BBWI Midwest Fulfullment Center	Commercial	55,800	0.2%
The Linx Club	Commercial	44,000	0.2%
56 North Apartments	Commercial	47,117	0.2%
Canalside Lofts	Commercial	37,074	0.1%
Carmel Woods Apartments	Commercial	39,500	0.1%
Residences at Rock Ranch	Commercial	45,000	0.2%

72

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2023

(In thousands of dollars)

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural
Above 95%	$106	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	21,308	0.1	10,139	—	—	—
71% to 80%	312,534	1.2	161,238	0.6	—	—
Below 70%	280,887	1.1	2,795,757	10.6	—	—

The Company holds no investments in real estate; therefore detail is not provided.

The Company holds investments in mezzanine real estate loans of $84,117 or 0.3% of total admitted assets; therefore, detail is not provided.

Amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

Percentage
	December 31,	of total	At end of each quarter (unaudited)
	2023	admitted	1st Qtr	2nd Qtr	3rd Qtr
	amount	assets	amount	amount	amount
Reverse repurchase agreements	$292,602	1.1%	$124,604	124,602	292,602

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Swaps and forwards	Amount	assets	amount	amount	amount
Hedging	$911	—%	$2,199	1,821	1,440
Replications	—	—	—	—	—
Other	—	—	—	—	—

73

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2023

(In thousands of dollars)

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual statement Instructions) for futures are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Futures	Amount	assets	amount	amount	amount
Other	$—	—%	$—	—	—

See accompanying independent auditors' report.

74

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

75

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2023

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s)
triggering
contract
coverage been
Type of contract:	Response:		Identify reinsurance contract(s):	recognized?

Assumption reinsurance – new for the reporting period	Yes ☒	☐ No	N/A	N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☒	☐ No	N/A	Yes ☐ No ☐ N/A ☒

76

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2023

5.	Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors' report.

77